                                                                         [PHOTO]

THE STRONG
MUNICIPAL INCOME
FUNDS

--------------------------------------------------------------------------------

The Strong High-Yield Municipal Bond Fund

The Strong Municipal Bond Fund

The Strong Short-Term High Yield Municipal Fund

The Strong Short-Term Municipal Bond Fund

SEMI-ANNUAL REPORT - FEBRUARY 29, 2000

                                   THE STRONG
                                MUNICIPAL INCOME
                                     FUNDS

                              -------------------

                     SEMI-ANNUAL REPORT - FEBRUARY 29, 2000

                                TABLE OF CONTENTS


INVESTMENT REVIEWS

     The Strong High-Yield Municipal Bond Fund.............................2

     The Strong Municipal Bond Fund........................................4

     The Strong Short-Term High Yield Municipal Fund.......................6

     The Strong Short-Term Municipal Bond Fund.............................8

BOND GLOSSARY.............................................................10

FINANCIAL INFORMATION

     Schedules of Investments in Securities

          The Strong High-Yield Municipal Bond Fund.......................11

          The Strong Municipal Bond Fund..................................14

          The Strong Short-Term High Yield Municipal Fund.................17

          The Strong Short-Term Municipal Bond Fund.......................21

     Statements of Assets and Liabilities.................................25

     Statements of Operations.............................................26

     Statements of Changes in Net Assets..................................27

     Notes to Financial Statements........................................29

FINANCIAL HIGHLIGHTS......................................................32

                   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
                   -----------------------------------------


PERSPECTIVES
FROM THE MANAGER

/s/ Mary-Kay H. Bourbulas

Mary-Kay H. Bourbulas
Portfolio Manager

-------------------------------------------------------------------------------

The lack of liquidity in the municipal market has made trading difficult, particularly at the end of 1999 when illiquidity virtually seized the market. Lower-rated and non-rated securities have been hurt the most. With mutual funds posting outflows, the best bids came from the retail market, so we have concentrated our selling efforts in this market. Although the retail market is fragmented and, as a result, transactions in it are somewhat small in scale, selling in these small proportions has helped us rebuild the Fund's cash holdings after the massive outflows experienced at the end of 1999.

We have continued to hold duration close to its benchmark; the figure currently stands at 9.2 years. Overall, the Fund's average credit quality remains stable at BB.

We continue to believe that the widening yield spreads (reflecting declining prices) in the healthcare sector are overdone--and represent value. Despite the turmoil in this sector and its impact on our performance, the credit quality in the issues we held remained steady. The healthcare sector has gone through ups and downs before, and we are confident that the current difficulties represent a storm that will pass. With new-issue volume down, we continue to build cash levels in anticipation of a pick-up in volume later in the year.

Looking forward, we anticipate that the relative performance of municipals should improve in

-------------------------------------------------------------------------------

LOOKING FORWARD, WE ANTICIPATE THAT THE RELATIVE PERFORMANCE OF MUNICIPALS SHOULD IMPROVE IN 2000.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned -5.99% for the six months ended February 29, 2000, while the High-Yield Municipal Bond Index returned -2.87%. The Fund's 30-day annualized yield was 6.72%. For investors in the 36% tax bracket, that translates into a 10.50% taxable equivalent yield.

- Municipal funds experienced significant cash outflows, driven by tax-loss selling and Y2K uncertainty. We anticipated redemptions, but the selling pressure was massive, reaching levels last seen in 1995.

- Bids on municipal bonds were not indicative of a bond's worth--rather, bids on muni bonds were whatever the cash buyer was willing to offer. To meet liquidity needs, we first sold long, lower-coupon securities, which allowed the duration of the Fund to remain fairly stable.

-------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL

                                 TOTAL RETURNS(1)

                                  AS OF 2-29-00

                              1-year        -7.93%

                              3-year         2.95%

                              5-year         5.33%

                     Since Inception         4.89%
                           (10-1-93)
-------------------------------------------------------------------------------
[SIDENOTE]

                                    PORTFOLIO

                                   STATISTICS

                                  AS OF 2-29-00

                30-day annualized yield(2)   6.72%

                       Average maturity(3)   16.5 years

                 Average quality rating(4)   BB

-------------------------------------------------------------------------------
    From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change and is not annualized.

(2) Yield is annualized for the 30 days ended 2-29-00, is historical, and will vary.

(3) The Fund's average maturity includes the effect of futures.

(4) For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

2000. It's our belief that most of the damage of higher ratios (versus taxable bonds) and duration extension have already been absorbed in 1999. The Federal Reserve has indicated it will raise rates in the future to stay ahead of inflation. In light of this, we reduced the Fund's exposure to lower-coupon securities, which typically are most affected by rate hikes.

On the positive side, state and local governments are in perhaps the best financial shape ever, and bond market efficiencies are improving. As we mentioned earlier, lower new-issue volume is another cause for optimism; for the first two months of 2000, new-issue supply was down 40% over the previous year's level. Other positives at play in the market include munis' high yields relative to those of taxable securities and increased yields in lower-rated debt. It appears the worst is over in the municipal market and that 2000 may offer a better investment climate for municipal buyers.

We appreciate your continued trust in the Strong High-Yield Municipal Bond Fund. We look forward to working with you to pursue your important financial goals as the events of the year continue to unfold.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                             FROM 10-1-93 TO 2-29-00

[GRAPH]

          Strong HY Muni        HY Muni     Lipper HY Muni
          Bond Fund (N)       Bond Index       Debt Fund
 Sep 93      10000             10000             10000
 Dec 93      10266.39          10164.39          10141.30
 Dec 94      10165.05           9608.50           9636.81
 Dec 95      11650.85          11361.62          11245.45
 Dec 96      12247.84          11867.21          11674.19
 Dec 97      13949.37          13164.76          12815.73
 Dec 98      14684.76          13982.20          13528.53
 Dec 99      13879.00          13730.13          13034.72
 Feb 00      13583.86          13697.83          13002.14

    This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gain distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG HIGH-YIELD MUNICIPAL BOND FUND SEEKS TOTAL RETURN BY INVESTING
FOR A HIGH LEVEL OF FEDERALLY TAX-EXEMPT CURRENT INCOME. THE FUND INVESTS PRIMARILY IN LONG-TERM, MEDIUM- AND LOWER-QUALITY MUNICIPAL BONDS. THE FUND'S MANAGER EMPHASIZES BONDS WHOSE CREDIT QUALITY MAY BE IMPROVING AND ISSUERS THAT COMPLEMENT CURRENT INVESTMENT THEMES, SUCH AS THE "AGING OF AMERICA." THE MANAGER ALSO TAKES THE OVERALL INTEREST RATE ENVIRONMENT INTO CONSIDERATION. THE FUND TYPICALLY MAINTAINS AN AVERAGE MATURITY BETWEEN 15 AND 25 YEARS.
-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Yields on healthcare and healthcare-related securities continued to rise as reimbursement cuts translated into lower bottom-line operating results. The significant lack of liquidity in this sector saw BBB-rated hospital bonds offered at an 8% tax-free yield.

- The rise in rates and lack of liquidity were also prompted by the Federal Reserve's efforts to stay ahead of inflation. The Fed raised short-term interest rates twice over the past six months.

- On a historical basis, long-term municipals continue to trade at attractive levels versus taxable alternatives. The strong equity market has, however, diminished investor interest in municipal securities.

- Municipal funds experienced net outflows of almost $7 billion over the past six months. The selling pressure accelerated toward the end of 1999, as tax-conscious investors looked to book municipal losses to offset stock gains.
-------------------------------------------------------------------------------

* The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996, to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

                           THE STRONG MUNICIPAL BOND FUND
                           -------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Steven D. Harrop

Steven D. Harrop
Portfolio Manager

-------------------------------------------------------------------------------
1999 was among the worst bear markets for fixed-income securities in history. The second half of the year was tougher than the first, and the troubles have continued into early 2000--meaning that the past six months have presented this Fund with a particularly difficult environment in which to operate.

To be perfectly honest, we had anticipated something quite different. In a year with continued low inflation, a sizeable federal budget surplus, and positive sentiment encouraged by a healthy economy, we and many other observers believed signs pointed to a bond rally. We had therefore positioned the Fund aggressively. When the rally we anticipated became instead the bear market few could have predicted, this Fund's performance lagged.

Magnifying the Fund's difficulties is the fact that municipal issues, which investors traditionally treated as safe investments, represented the worst-performing sector of the fixed-income market. This is despite the fact that the strong economy has strengthened many municipal credits, with upgrades outnumbering downgrades seven to one.

After such a serious bruising, it's a natural instinct to change course. However, we believe strongly that to change our approach now would be the wrong course to take, locking in our losses while cutting the Fund off from the very investments that have the power to help it recover.

-------------------------------------------------------------------------------

THE TURMOIL [IN THE MARKET] HAS LEFT BEHIND REMARKABLE VALUE IN THE MUNICIPAL SECTOR, WITH MANY BEATEN-UP BONDS NOW EXHIBITING POTENTIAL FOR SIGNIFICANT PRICE APPRECIATION.

-------------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- For the six months ended February 29, 2000, the Fund returned -5.20%, while the Lehman Brothers Municipal Bond Index returned -0.02%. The Fund's 30-day annualized yield was 5.91%. For investors in the 36% tax bracket, that translates into a taxable equivalent yield of 9.23%.

- The Fund's average maturity is 19.1 years--toward the longer end of its range. The Fund has maintained an average credit quality of A. Issues rated AAA and AA account for about 36% of assets.

- Securities subject to the Alternative Minimum Tax comprise approximately 28% of assets.
-------------------------------------------------------------------------------
[SIDENOTE]


                                 AVERAGE ANNUAL

                                 TOTAL RETURNS(1)

                                  AS OF 2-29-00

                              1-year        -8.36%

                              3-year         2.98%

                              5-year         3.76%

                             10-year         6.00%

                     Since Inception         5.53%
                          (10-23-86)
-------------------------------------------------------------------------------
[SIDENOTE]

                              PORTFOLIO STATISTICS

                                  AS OF 2-29-00

                30-day annualized yield(2)   5.91%

                       Average maturity(3)   19.1 years

                 Average quality rating(4)   A

-------------------------------------------------------------------------------
    From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change, and is not annualized.

(2) Yield is annualized for the 30 days ended 2-29-00, is historical, and will vary.

(3) The Fund's average maturity includes the effect of when-issued securities.

The turmoil has left behind remarkable value in the municipal sector, with many beaten-up bonds now exhibiting potential for significant price appreciation. In the meantime, they are selling at tax-free yields that rival, and even outstrip, the taxable yields comparable-maturity Treasuries pay. The Bond Buyer 40 Municipal Index yield as of February 29 stood at 6.38%, while the yield on the 30-year Treasury was 6.14%. Only once have we seen this skewed relationship between muni and taxable yields--and that was this past autumn.

The bear market has largely been driven by the Fed's efforts to slow the rapid pace of economic growth. And so far, the market has focused only on the rising interest rates, neglecting to consider what might happen should the Fed attain its goals. It's our belief that the bond market would rally, and probably do so before the actual impact of the slowdown would be felt. In such a scenario, this sector of the fixed-income market would be poised to do particularly well, given the sharp yield disparity against Treasuries.

We appreciate your investment and continued confidence in the Strong Municipal Bond Fund in these challenging months.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 10-23-86 TO 2-29-00

[GRAPH]

           Municipal Bond    LB Muni Bond/    Lip GenMunDebt/
             Fund (N)         Muni Bd (P)        Funds (P)
 Sep 86      10000             10000             10000
 Dec 86      10129.08          10216.09          10252.63
 Dec 88      10705.10          11423.56          11370.02
 Dec 90      11995.31          13578.25          13252.50
 Dec 92      15256.57          16569.20          16170.13
 Dec 94      16275.43          17642.91          17082.99
 Dec 96      18569.80          21640.17          20757.37
 Dec 98      22211.05          25160.46          23986.81
 Feb 00      20511.51          24820.87          23148.46

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gain distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986.
-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S APPROACH

THE STRONG MUNICIPAL BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR
A HIGH LEVEL OF FEDERALLY TAX-EXEMPT CURRENT INCOME WITH A MODERATE DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN LONG-TERM, HIGHER- AND MEDIUM-QUALITY MUNICIPAL BONDS. THE FUND'S MANAGER CONDUCTS INTENSIVE RESEARCH ON INDIVIDUAL ISSUERS TO UNCOVER SOLID INVESTMENT OPPORTUNITIES, ESPECIALLY LOOKING FOR BONDS WHOSE QUALITY MAY BE IMPROVING. THE FUND TYPICALLY MAINTAINS AN AVERAGE MATURITY BETWEEN 10 AND 20 YEARS.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET HIGHLIGHTS

- The past six months marked a continuation of perhaps the most severe bear market for bonds ever recorded. The second half of 1999 proved even more challenging than the first.

- The Federal Reserve raised rates twice over the past six months. These hikes--and fears of more to come--were a driving force behind the bear market.

- The yields on tax-free municipal issues remain very attractive compared with those offered by comparable taxable bonds.

-------------------------------------------------------------------------------

(4) For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                -----------------------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Mary-Kay H. Bourbulas

Mary-Kay H. Bourbulas
Portfolio Manager

-------------------------------------------------------------------------------

The end of 1999 was a difficult period for all municipal funds. We were far from unique in having to sell securities to meet shareholder redemptions, which far exceeded our expectations and were the worst by far this asset class has seen since 1995. Rather than reflecting a bond's worth, bids simply indicated whatever price a cash buyer was willing to offer. Thus, the Fund was forced to sell securities at distressed levels to keep up with the outflows.

In this difficult environment, it was natural that our allocation to the corporate-backed sector (IDR) decreased to 16% from 23% of assets. These issues, backed by such familiar names as American Airlines and United Airlines, were more liquid, and thus attracted buyers more readily as we sold to meet redemptions. Our position in the utilities sector decreased for the same reasons, falling to 1.1% from 6% of assets.

Selling pressure also contributed to the decline in the Fund's average coupon to 6.03% from 6.25%. However, the portfolio's average credit quality remained stable at BB.

A significant portion of traditional municipal financing is done in the healthcare sector. Continued earnings declines in this sector added to the strain in the municipal market. For the long term, however, we continue to believe that healthcare is essential, and continue to seek investment opportunities in providers who face little or no competition in their

-------------------------------------------------------------------------------

WE BELIEVE THAT 2000 SHOULD OFFER A BETTER INVESTMENT CLIMATE FOR MUNICIPAL
FUNDS.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned -1.11% for the six months ended February 29, 2000, while the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index returned 1.78%. The Fund's 30-day annualized yield was 5.64%. For investors in the 36% tax bracket, that translates into a taxable equivalent yield of 8.81%.

- Outflows for the Fund for the fourth quarter of 1999 totaled $43 million--well ahead of expectations. Short-duration, high-yield municipal securities were difficult to sell, but all redemptions were met without compromising the Fund's overall credit quality.

-------------------------------------------------------------------------------
[SIDENOTE]


                                 AVERAGE ANNUAL

                                  TOTAL RETURN(1)

                                  AS OF 2-29-00

         1-year        -0.06%

Since Inception         3.32%
     (11-30-97)

-------------------------------------------------------------------------------
[SIDENOTE]

                                    PORTFOLIO

                                   STATISTICS

                                  AS OF 2-29-00

30-day annualized yield(2)  5.64%

      Average maturity(3)   2.7 years

Average quality rating(4)   BB


-------------------------------------------------------------------------------
(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

(2) Yield is annualized for the 30 days ended 2-29-00, is historical, and will vary. The Fund's Advisor has waived its management fee of 0.11%. Otherwise, the current yield would have been 5.53% and returns would have been lower.

(3) The Fund's average maturity includes the effect of futures.

service area. That said, the slight increase in the Fund's allocation to this sector (to 24% from 22%) reflects our belief that it was advantageous to reduce our holdings in other sectors while we waited for the healthcare sector to rebound.

We have raised cash levels in the Fund, but are holding back on reinvesting in the market. Although new-issue volume is currently low, it is expected to rise by mid-year. With the Federal Reserve signaling possible further interest-rate hikes, prospects for reinvesting current cash and Fund cash flow (from maturing bonds and bond income) look good. We believe the relative performance of municipals should improve, as most of the damage of the higher ratios (versus Treasury securities) has already been absorbed. From a fiscal perspective, state and local governments are in great shape, and bond market efficiencies are improving. Therefore, we believe that 2000 should offer a better investment climate for municipal funds.

We appreciate your continued confidence in the Strong Short-Term High Yield Municipal Fund.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 11-30-97 TO 2-29-00

[GRAPH]

            ST HY Muni     LB 1-3yr Non-Inv   Lipper HY Muni
           Bond Fund (N)       Muni Bd           Debt Fund
 Nov 97      10000             10000             10000
 Jun 98      10458.34          10326.05          10463.07
 Dec 98      10699.52          10599.76          10724.82
 Jun 99      10849.19          10818.62          10691.44
 Dec 99      10783.36          10987.83          10333.35
 Feb 00      10763.21          11066.72          10307.52

    This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest rate environment into consideration. The Fund typically maintains an average maturity between one and three years.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET HIGHLIGHTS

- Non-investment grade municipal debt continued to decline in price as investors shunned lower-rated debt. The Federal Reserve's interest rate hikes also added to concerns, with many investors waiting on the sidelines in hopes of higher yields ahead.

- Municipal funds experienced net outflows of almost $7 billion over the past six months. The selling pressure accelerated toward the end of 1999, as tax-conscious investors looked to book municipal losses to offset stock gains.

- Tax-loss selling has abated and fund flows have started to improve in the first two months of 2000. Supply so far this year is off 40% from 1999's level, helping stabilize the market and reduce secondary supply.

-------------------------------------------------------------------------------

(4) For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to three years. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

                   THE STRONG SHORT-TERM MUNICIPAL BOND FUND
                   -----------------------------------------


PERSPECTIVES
FROM THE MANAGER

/s/ Steven D. Harrop

Steven D. Harrop
Portfolio Manager

-------------------------------------------------------------------------------

1999 shaped up as one of the worst bear markets for bonds, with the second half of the year proving more harsh than the first. As these difficulties continued into the early months of 2000, this Fund has had to struggle with an extremely challenging environment over the past six months.

With the Federal Reserve still demonstrably uncomfortable with the pace of U.S. economic growth, it continued its efforts to put on the brakes by raising rates by a total of 50 basis points over the period. These hikes, as well as the anticipation that the Fed is not done with its tightening maneuvers, were the primary force driving the bear bond market.

Over the past six months, we have continued to position the Fund relatively aggressively. That stance is designed to help the Fund perform well if rates make a move downward, but the Fund has also been able to perform reasonably even as rates have risen. Our positioning at the longer end of the maturity range boosts the Fund's yield.

Quality remains an important consideration in our management of this Fund. We've kept a high percentage of the Fund's assets in AAA and AA paper, and have maintained the Fund's average credit quality at A. About one-third of the Fund's assets are in holdings backed by some form of a third-party guarantee, such as a letter of credit, insurance, or collateralization.

Our sector allocations continue to be a byproduct of our individual security selections,

-------------------------------------------------------------------------------

QUALITY REMAINS AN IMPORTANT CONSIDERATION IN OUR MANAGEMENT OF THIS FUND.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 0.49% for the six months ended February 29, 2000, while the Lehman Brothers Municipal 3 Year Bond Index returned 1.17%. The Fund's 30-day annualized yield was 4.82%. For investors in the 36% tax bracket, that translates into a taxable equivalent yield of 7.53%.

- The Fund's average portfolio maturity, at 2.95 years, is near the maximum level permitted. The Fund's average credit quality remains a solid A. Roughly 40% of the Fund's assets are invested in securities from the top two credit levels, AAA and AA.

- Securities subject to the Alternative Minimum Tax comprise approximately 35% of the portfolio.

-------------------------------------------------------------------------------
[SIDENOTE]


                                 AVERAGE ANNUAL

                                TOTAL RETURNS(1)

                                  AS OF 2-29-00

         1-year         0.38%

         3-year         4.21%

         5-year         4.46%

Since Inception         4.42%
     (12-31-91)

-------------------------------------------------------------------------------
[SIDENOTE]

                                    PORTFOLIO

                                   STATISTICS

                                  AS OF 2-29-00

30-day annualized yield(2)  4.82%

       Average maturity     2.95 years

Average quality rating(3)   A

-------------------------------------------------------------------------------

    From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change, and is not annualized.

(2) Yield is annualized for the 30 days ended 2-29-00, is historical, and will vary.

(3) For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

rather than a deliberate attempt to favor one sector over another for purely macroeconomic reasons. Multifamily housing is the Fund's leading sector, with 17% of assets, while education, retirement, and nursing homes each consume about 11.5%.

Although the bond market has been very difficult, we see some cause to be hopeful. With the low rate of inflation that now prevails, if the economy shows any sign of slowing down, we believe that bonds could enjoy a significant rally. In the meantime, the strong domestic economy has helped bolster most municipal credits, with upgrades outnumbering downgrades seven to one.

We thank you for your investment in the Strong Short-Term Municipal Bond Fund. We look forward to continuing to work with you toward your important financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 12-31-91 TO 2-29-00

[GRAPH]

              Lipper Short       ST Muni     LB Muni Index
             Muni Debt Ave    Bond Fund (N)    3 Year TR
 Dec 91         10000          10000          10000
 Dec 92         10578.04       10716.02       10643.36
 Dec 93         11130.60       11440.59       11305.30
 Dec 94         11167.13       11255.98       11382.13
 Dec 95         11966.86       11860.69       12391.93
 Dec 96         12421.77       12438.64       12941.57
 Dec 97         12999.65       13300.92       13650.79
 Dec 98         13589.77       14039.27       14361.70
 Dec 99         13819.45       14202.80       14643.70
 Feb 00         13878.90       14236.06       14716.31


    This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gain distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, higher- and medium-quality municipal bonds. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average maturity of three years or less.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Over the past six months, the severe bear market for bonds--one of the worst in market history--continued. The second half of 1999 proved to be even more difficult than the first had been.

- The Federal Reserve raised rates twice over the past six months, bringing the Federal Funds target rate to 5.75% in February.

-------------------------------------------------------------------------------

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

BOND
GLOSSARY

BOND QUALITY RATINGS--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered investment grade. Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

MATURITY--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

DURATION--Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

YIELD CURVE--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                       February 29, 2000 (Unaudited)
------------------------------------------------------------------------------------------
                           STRONG HIGH-YIELD MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
MUNICIPAL BONDS 94.5%
ALABAMA 0.7%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - Visionland Alabama Project,
  6.00%, Due 2/01/08                                             $3,445,000  $  3,100,500

ALASKA 1.5%
Juneau, Alaska City and Borough Nonrecourse
  Revenue - St. Ann's Care Center Project,
  6.875%, Due 12/01/25                                            4,000,000     3,575,000
Seward, Alaska Revenue - Alaska Sealife Center
  Project, 7.65%, Due 10/01/16                                    3,500,000     3,495,625
                                                                             ------------
                                                                                7,070,625

ARIZONA 2.7%
Maricopa County, Arizona IDA Senior Living
  Facilities Revenue - Christian Care Mesa, Inc.
  Project, 7.875%, Due 4/01/27                                    1,745,000     1,734,094
Navajo County, Arizona IDA IDR - Stone
  Container Corporation Project:
  7.20%, Due 6/01/27                                              5,675,000     5,455,094
  7.40%, Due 4/01/26                                              5,500,000     5,410,625
                                                                             ------------
                                                                               12,599,813

ARKANSAS 0.4%
Little Rock, Arkansas Hotel and Restaurant Gross
  Receipts Tax Revenue, 7.375%, Due 8/01/15                       1,500,000     1,693,125

CALIFORNIA 3.6%
Millbrae, California Residential Facilities
  Revenue - Magnolia of Millbrae Project,
  7.375%, Due 9/01/27                                             6,000,000     5,895,000
San Francisco, California Redevelopment Agency
  Residential Facilities Revenue - Coventry Park
  Project, 8.50%, Due 12/01/26                                    5,000,000     5,031,250
San Joaquin Hills, California Transportation
  Corridor Agency Toll Road Revenue Refunding,
  Zero %, Due 1/15/21 (Rate Reset Effective
  1/15/07)                                                        9,750,000     5,910,938
                                                                             ------------
                                                                               16,837,188

COLORADO 1.2%
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project, 5.75%, Due 9/15/22                         5,000,000     3,962,500
Colorado Health Facilities Authority Revenue -
  Rocky Mountain Adventist Project, 6.625%,
  Due 2/01/13                                                     1,550,000     1,373,687
                                                                             ------------
                                                                                5,336,187

CONNECTICUT 1.2%
Connecticut Health and EFA Revenue - New
  Opportunities for Waterbury, Inc. Project,
  6.75%, Due 7/01/28                                              3,895,000     3,719,725
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue Bonds:
  Zero %, Due 9/01/15                                             2,000,000       715,000
  Zero %, Due 9/01/16                                             2,000,000       660,000
  Zero %, Due 9/01/18                                             1,100,000       313,500
                                                                             ------------
                                                                                5,408,225

FLORIDA 5.5%
Arbor Greene Community Development
  District Special Assessment Revenue,
  7.00%, Due 5/01/03                                                245,000       245,306
Cory Lakes, Florida Community Development
  District Special Assessment Revenue,
  8.375%, Due 5/01/17                                             3,090,000     3,202,013
Florida Housing Finance Agency MFHR
  Refunding - Lake Side Villas and Golf Villas at
  Sabal Palm Project:
  6.75%, Due 12/01/10                                            $1,000,000  $    918,750
  7.00%, Due 12/01/16                                             2,600,000     2,333,500
  7.25%, Due 12/01/25 (c)                                         4,400,000     3,883,000
Grand Haven Community Development District
  Special Assessment Revenue, 6.90%,
  Due 5/01/19                                                     1,000,000     1,000,000
Largo, Florida Sun Coast Health System Revenue -
  Sun Coast Hospital Issue, 6.30%, Due 3/01/20                    8,045,000     6,848,306
Palm Beach County, Florida Solid Waste IDR -
  Okeelanta Power LP Project:
  6.375%, Due 2/15/07 (Purchased in Default
  on 1/28/98)                                                     1,300,000       780,000
  6.70%, Due 2/15/15 (Purchased in Default
  on 2/04/98)                                                       500,000       300,000
Palm Beach County, Florida Solid Waste IDR -
  Osceola Power LP Project, 6.85%, Due 1/01/14
  (Purchased in Default on 1/13/98 - 2/04/98)                       450,000       270,000
Pinellas County, Florida EFA Revenue -
  College Harbor Project, 8.50%, Due 12/01/28                     4,685,000     4,690,856
Polk County, Florida HFA Subordinated Revenue -
  Lake Wales Gardens Project, Zero %,
  Due 4/01/20                                                     4,715,000       807,444
                                                                             ------------
                                                                               25,279,175

GEORGIA 5.8%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village Estates
  Project, 6.625%, Due 5/01/28                                      605,000       579,288
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.75%, Due 3/01/31                                     6,000,000     5,437,500
Dekalb County, Georgia Residential Care
  Facilities for the Elderly Authority First Lien
  Revenue - King's Bridge Retirement
  Center, Inc. Project:
  8.00%, Due 7/01/06                                                650,000       684,125
  8.15%, Due 7/01/16                                              2,380,000     2,516,850
  8.25%, Due 7/01/26                                              5,250,000     5,505,937
Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project:
  6.40%, Due 2/01/19                                                775,000       692,656
  6.50%, Due 2/01/28                                              1,750,000     1,535,625
Fulton County, Georgia Residential Care Facilities
  Revenue - Residential Housing Authority
  Assisted Living Project:
  6.90%, Due 7/01/19                                              1,640,000     1,471,900
  7.00%, Due 7/01/29                                              5,360,000     4,736,900
Savannah, Georgia EDA IDR - Stone Container
  Corporation Project, 7.40%, Due 4/01/26                         3,500,000     3,443,125
                                                                             ------------
                                                                               26,603,906

ILLINOIS 5.9%
Godfrey, Illinois Revenue - United Methodist
  Village Project, 5.875%, Due 11/15/29                           5,000,000     3,850,000
Illinois DFA Hospital Revenue - Adventist Health
  System/Sunbelt Obligation Project, 5.50%,
  Due 11/15/20                                                    1,750,000     1,389,062
Illinois HDA MFHR, 5.00%, Due 7/01/25 (c)                         3,750,000     2,896,875
Metropolitan Pier and Exposition Authority
  Hospitality Facilities Revenue - McCormick
  Place Convention Project, 7.00%, Due 7/01/26                    3,000,000     3,367,500
Riverdale, Illinois Environmental Improvement
  Revenue - Acme Metals, Inc. Project:
  7.90%, Due 4/01/24 (Defaulted Effective 9/29/98)                2,500,000     2,250,000
  7.95%, Due 4/01/25 (Defaulted Effective 9/29/98)                5,000,000     4,500,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           February 29, 2000 (Unaudited)
------------------------------------------------------------------------------------------
                     STRONG HIGH-YIELD MUNICIPAL BOND FUND (Continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
Robbins, Illinois Resource Recovery Revenue -
  Restructuring Project:
  Zero %, Due 10/15/09                                         $    857,812  $    797,945
  7.25%, Due 10/15/09                                               850,426       844,473
  7.25%, Due 10/15/24                                             3,676,918     3,533,812
  Series A, 8.375%, Due 10/15/16 (Currently
  Accruing at 2.4%)                                               5,480,468     2,877,246
  Series B, 8.375%, Due 10/15/16 (Currently
  Accruing at 2.4%)                                               2,144,531     1,125,879
                                                                             ------------
                                                                               27,432,792

INDIANA 5.6%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc. Project,
  6.50%, Due 1/01/30                                             18,200,000    15,310,750
Indianapolis, Indiana EDR MFHR - Post Pointe
  Apartments Project:
  8.30%, Due 3/01/06                                                480,000       472,800
  8.40%, Due 3/01/11                                                710,000       694,025
  8.75%, Due 3/01/27                                              6,540,000     6,351,975
St. Joseph County, Indiana EDR - Hamilton
  Communities Obligation Group Project,
  7.15%, Due 7/01/29                                              3,155,000     3,013,025
                                                                             ------------
                                                                               25,842,575

IOWA 4.6%
Asbury, Iowa Elderly Care and Retirement
  Facilities Revenue - Stonehill Project,
  6.00%, Due 9/01/28                                              1,000,000       808,750
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project:
  5.875%, Due 7/01/28 (c)                                         7,635,000     6,031,650
  9.00%, Due 7/01/25 (Pre-Refunding at $102 on
  7/01/05)                                                        6,000,000     7,140,000
Iowa Finance Authority Elder Care Facility First
  Mortgage Revenue - Amity Fellowserve-Iowa,
  Inc. Project, 6.00%, Due 10/01/28                               8,820,000     7,309,575
                                                                             ------------
                                                                               21,289,975

KENTUCKY 2.6%
Kuttawa, Kentucky First Mortgage Revenue -
  GF/Kentucky, Inc. Project, 6.75%, Due 3/01/29                   2,900,000     2,479,500
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling, Inc. Project:
  6.00%, Due 5/01/23                                              4,100,000     3,556,750
  7.65%, Due 5/01/16                                              5,740,000     5,940,900
                                                                             ------------
                                                                               11,977,150

LOUISIANA 1.9%
Iberia Parish, Louisiana Hospital Service District
  Number 1 Revenue, 8.00%, Due 5/26/16                            2,100,000     1,947,750
Louisiana Health and Education Authority
  Revenue Refunding - Lambeth House, Inc.
  Project:
  6.00%, Due 1/01/14                                                500,000       431,250
  6.15%, Due 1/01/18                                              1,885,000     1,599,894
  6.20%, Due 1/01/28                                              2,250,000     1,836,562
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Providers, Inc.
  Developmental Centers Project, 6.375%,
  Due 10/01/28                                                    3,350,000     2,868,438
                                                                             ------------
                                                                                8,683,894

MASSACHUSETTS 2.8%
Massachusetts Development Finance Agency
  Revenue Health Care Facility Alliance, 7.10%,
  Due 7/01/32                                                     2,000,000     1,820,000
Massachusetts Health and EFA Revenue - Saints
  Memorial Medical Center Project, 5.75%,
  Due 10/01/06                                                    1,885,000     1,705,925
Massachusetts Industrial Finance Agency Assisted
  Living Facility Revenue - TNG Marina Bay LLC
  Project, 7.50%, Due 12/01/27                                    4,220,000     4,125,050
Massachusetts Industrial Finance Agency Health
  Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.75%, Due 12/01/27                                          $  3,000,000  $  2,670,000
Massachusetts Industrial Finance Agency
  Revenue - Institute for Developmental
  Disabilities Project, 9.25%, Due 6/01/09                        2,810,000     2,817,025
                                                                             ------------
                                                                               13,138,000

MICHIGAN 1.8%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central Wayne
  Energy Recovery LP Project:
  6.90%, Due 7/01/19                                              2,200,000     1,996,500
  7.00%, Due 7/01/27                                              6,800,000     6,086,000
                                                                             ------------
                                                                                8,082,500

MINNESOTA 3.1%
Rochester, Minnesota MFHR - Wedum Shorewood
  Campus Project, 6.60%, Due 6/01/36                              5,350,000     4,962,125
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Facility Revenue - HealthEast
  Project:
  5.50%, Due 11/01/09                                             1,580,000     1,368,675
  Series A, 6.625%, Due 11/01/17                                  3,790,000     3,363,625
  Series B, 6.625%, Due 11/01/17                                  3,320,000     2,946,500
Washington County, Minnesota Housing and
  Redevelopment Authority Hospital Facility
  Revenue - HealthEast Project, 5.375%,
  Due 11/15/18                                                    2,500,000     1,881,250
                                                                             ------------
                                                                               14,522,175

MISSOURI 1.7%
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial Hospital,
  Inc. Project, 6.50%, Due 12/01/28                               5,465,000     4,406,156
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Redevelopment
  Corporation Project, 6.90%, Due 10/01/16                        3,440,000     3,237,900
                                                                             ------------
                                                                                7,644,056

MONTANA 0.2%
Crow Finance Authority Tribal Purpose Revenue,
  5.70%, Due 10/01/27                                             1,000,000       936,250

NEW HAMPSHIRE 0.5%
New Hampshire Business Finance Authority
  Revenue Air Cargo Facility - Pease LLC Project,
  6.75%, Due 4/01/24                                              2,500,000     2,256,250

NEW JERSEY 4.5%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Port Marine
  Terminal A Project, 8.00%, Due 6/01/27                          4,890,000     5,103,938
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project, 6.75%,
  Due 8/01/30                                                     5,000,000     4,287,500
New Jersey EDA EDR - Kapkowski Road Landfill
  Reclamation Improvement District Project:
  Zero %, Due 4/01/04                                               160,000       121,800
  Zero %, Due 4/01/05                                               310,000       219,713
  Zero %, Due 4/01/06                                             1,020,000       673,200
  Zero %, Due 4/01/07                                             1,025,000       629,094
  Zero %, Due 4/01/09                                             1,020,000       540,600
  6.375%, Due 4/01/31                                            10,000,000     9,325,000
                                                                             ------------
                                                                               20,900,845

NEW YORK 0.4%
Rockland County, New York Industrial
  Development Agency Civic Facility Revenue -
  Dominican College Project, 6.25%, Due
  5/01/28                                                         2,275,000     1,993,469

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           February 29, 2000 (Unaudited)
------------------------------------------------------------------------------------------
                     STRONG HIGH-YIELD MUNICIPAL BOND FUND (Continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
NORTH CAROLINA 3.6%
Fletcher, North Carolina First Mortgage Housing
  Revenue - Avery's View Retirement Facilities,
  Inc. Project, 7.00%, Due 3/01/28 (Rate Reset
  Effective 3/01/05)                                           $ 15,000,000  $ 13,481,250
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project, 8.50%,
  Due 7/01/27 (Defaulted Effective 8/09/99)                       8,145,000     3,176,550
                                                                             ------------
                                                                               16,657,800

OHIO 3.8%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/16 (Rate
  Reset Effective 12/01/01)                                       1,500,000     1,438,125
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc. Project:
  5.50%, Due 12/01/08                                             4,045,000     3,726,456
  5.70%, Due 12/01/19                                             7,000,000     5,932,500
Cuyahoga County, Ohio MFHR - The Park Lane
  Apartments Project:
  7.80%, Due 7/01/07                                                470,000       456,487
  7.90%, Due 7/01/12                                                680,000       652,800
  8.25%, Due 7/01/28                                              1,930,000     1,823,850
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23                         400,000       374,500
Pike County, Ohio Hospital Facilities Revenue -
  Pike Health Services, Inc. Project, 6.75%,
  Due 7/01/17                                                     3,660,000     3,380,925
                                                                             ------------
                                                                               17,785,643

PENNSYLVANIA 8.3%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project:
  8.00%, Due 12/01/05                                               605,000       627,688
  8.25%, Due 6/01/11                                              3,110,000     3,246,062
Delaware County, Pennsylvania Authority Health
  Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                                530,000       514,762
  9.00%, Due 4/15/25                                              5,860,000     5,625,600
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania Properties,
  Inc. Project:
  7.375%, Due 9/01/08                                               440,000       418,550
  8.375%, Due 9/01/24                                             6,000,000     5,902,500
Montgomery County, Pennsylvania IDA
  Revenue - Wordsworth Academy Project,
  8.00%, Due 9/01/24                                              6,840,000     6,737,400
Pennsylvania EDFA Exempt Facilities Revenue -
  National Gypsum Company Project, 6.25%,
  Due 11/01/27                                                    1,500,000     1,331,250
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 8.00%, Due 9/01/27 (Defaulted
  Effective 9/01/99)                                              3,000,000     2,400,000
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg
  LLC Project, 8.00%, Due 9/01/27 (Defaulted
  Effective 9/01/99)                                              3,000,000     2,400,000
Philadelphia, Pennsylvania Hospitals and Higher
  EFA Revenue - Temple University Children's
  Medical Center Project, 5.75%, Due 6/15/29                      7,105,000     5,479,731
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 7.125%, Due
  1/15/13                                                         1,000,000       987,500
Wilkinsburg, Pennsylvania Municipal Authority
  Health Facilities Revenue - Monroeville
  Christian Project, 8.25%, Due 3/01/27                           3,000,000     2,917,500
                                                                             ------------
                                                                               38,588,543

SOUTH CAROLINA 6.2%
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern Connector
  Project:
  Zero %, Due 1/01/15                                          $  4,400,000  $  1,320,000
  Zero %, Due 1/01/16                                             4,600,000     1,270,750
  Zero %, Due 1/01/17                                             5,600,000     1,428,000
  Zero %, Due 1/01/18                                             5,800,000     1,363,000
  Zero %, Due 1/01/19                                             5,900,000     1,275,875
  Zero %, Due 1/01/23                                             7,400,000     1,137,750
  Zero %, Due 1/01/24                                             7,500,000     1,059,375
  Zero %, Due 1/01/25                                             8,700,000     1,131,000
  Zero %, Due 1/01/26                                             9,000,000     1,080,000
  Zero %, Due 1/01/27                                             9,100,000     1,001,000
  Zero %, Due 1/01/28                                             9,300,000       941,625
  Zero %, Due 1/01/29                                            10,500,000       984,375
  Zero %, Due 1/01/30                                            10,800,000       931,500
  Zero %, Due 1/01/31                                            11,000,000       866,250
  Zero %, Due 1/01/32                                            11,200,000       812,000
  Zero %, Due 1/01/33                                            11,500,000       776,250
  Zero %, Due 1/01/34                                            11,700,000       731,250
  Zero %, Due 1/01/35                                            12,000,000       690,000
  Zero %, Due 1/01/36                                            12,200,000       640,500
  Zero %, Due 1/01/37                                            12,400,000       604,500
  Zero %, Due 1/01/38                                            17,200,000       774,000
Florence County, South Carolina IDR -
  Stone Container Corporation Project,
  7.375%, Due 2/01/07                                             2,120,000     2,175,650
Loris, South Carolina Community Hospital
  District Hospital Revenue, 5.625%, Due 1/01/29                  2,450,000     1,892,625
South Carolina Jobs - EDA Solid Waste Recycling
  Facilities Revenue - Santee River Rubber Project,
  8.00%, Due 12/01/14                                             4,000,000     3,650,000
                                                                             ------------
                                                                               28,537,275

SOUTH DAKOTA 0.3%
Mobridge, South Dakota Health Care Facilities
  Revenue - Mobridge Regional Hospital Project,
  6.50%, Due 12/01/22                                             1,860,000     1,587,975

TENNESSEE 0.2%
Shelby County, Tennessee Health, Educational
  and Housing Facility Board Health Care
  Facilities Revenue - Kirby Pines Retirement
  Community Project, 6.375%, Due 11/15/25                           850,000       753,313

TEXAS 2.7%
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17                         3,665,243     3,550,704
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 6.75%, Due 8/15/16                      3,000,000     2,850,000
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project, 8.30%,
  Due 10/01/14                                                    4,630,000     4,727,878
North Central Texas Health Facility Development
  Corporation Revenue - Northwest Senior
  Housing Retirement Facility Project, 7.50%,
  Due 11/15/29                                                    1,500,000     1,402,500
                                                                             ------------
                                                                               12,531,082

VIRGINIA 5.2%
Alexandria, Virginia Redevelopment and Housing
  Authority MFHR Refunding - Park Center
  Apartments Project, 6.375%, Due 4/01/34 (c)                    14,400,000    12,330,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           February 29, 2000 (Unaudited)
------------------------------------------------------------------------------------------
                     STRONG HIGH-YIELD MUNICIPAL BOND FUND (Continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
Penninsula Ports Authority of Virginia Port
  Facility Revenue Refunding - Ziegler Coal
  Project, 6.90%, Due 5/02/22                                  $ 12,000,000  $ 10,245,000
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project, 6.40%,
  Due 1/01/14                                                     1,750,000     1,599,063
                                                                             ------------
                                                                               24,174,063

WISCONSIN 5.6%
Brookfield, Wisconsin IDR Refunding - Midway
  Motor Lodge Project, 8.40%, Due 4/01/12                         4,950,000     5,271,750
Wisconsin Health and EFA Revenue - Divine
  Savior Hospital, Inc. Project, 5.70%,
  Due 6/01/28                                                     3,000,000     2,313,750
Wisconsin Health and EFA Revenue - FH
  Healthcare Development, Inc. Project, 6.25%,
  Due 11/15/28                                                    3,000,000     2,475,000
Wisconsin Health and EFA Revenue -
  Heartland-Edgerton Group Project, 9.00%,
  Due 11/15/25                                                    2,435,000     2,343,687
Wisconsin Health and EFA Revenue - National
  Regency of New Berlin, Inc. Project:
  7.75%, Due 8/15/15                                              4,850,000     4,989,438
  8.00%, Due 8/15/25                                              6,470,000     6,680,275
Wisconsin Health and EFA Revenue - Richland
  Hospital, Inc. Project, 5.375%, Due 6/01/28                     2,250,000     1,951,875
                                                                             ------------
                                                                               26,025,775

WYOMING 0.4%
Teton County, Wyoming Hospital District
  Hospital Revenue Refunding and Improvement,
  5.80%, Due 12/01/17                                             2,200,000     1,834,250
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $494,476,713)                                     437,104,394
-----------------------------------------------------------------------------------------

TAXABLE MUNICIPAL BONDS 0.2%
Iowa
Iowa Finance Authority Elder Care Facility First
  Mortgage Revenue - Amity Fellowserve-Iowa,
  Inc. Project, 7.00%, Due 10/01/06                                 860,000       798,725
-----------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (Cost $860,000)                                     798,725
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 3.7%
Municipal Money Market Funds
Multiple States

Strong Municipal Money Market Fund (d)                           17,200,000    17,200,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $17,200,000)                                17,200,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $512,536,713) 98.4%                     455,103,119
Other Assets and Liabilites, Net 1.6%                                           7,246,511
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                            $462,349,630
=========================================================================================


FUTURES
-----------------------------------------------------------------------------------------
                                                            Underlying
                                                            Face Amount       Unrealized
                                       Expiration Date        at Value       Depreciation
-----------------------------------------------------------------------------------------
Sold:
  205 Municipal Bond Futures                 6/00           $18,956,094        $237,031


-----------------------------------------------------------------------------------------
                               STRONG MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
MUNICIPAL BONDS 99.6%
Alabama 0.6%
Troy, Alabama IDB Solid Waste Revenue -
  Alabama Protein Recycling LLC Project,
  7.75%, Due 5/01/19                                           $  2,000,000  $  1,662,500

ALASKA 0.5%
Alaska HFC Capital Appreciation Mortgage
  Revenue, Zero %, Due 12/01/27                                   8,500,000     1,413,125

ARIZONA 0.3%
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project, 6.25%, Due 1/01/16                    1,000,000       892,500

ARKANSAS 0.6%
Arkansas DFA MFHR - Spring Valley
  Apartments Project, 5.50%, Due 4/01/29                          2,000,000     1,790,000

CALIFORNIA 1.0%
Foothill/Eastern Transportation Corridor
  Agency Toll Road Revenue:
  Zero %, Due 1/01/28                                            12,060,000     2,216,025
  Zero %, Due 1/01/30                                             4,110,000       662,738
                                                                             ------------
                                                                                2,878,763

COLORADO 8.3%
Castle Rock Ranch, Colorado Public
  Improvements Authority Public
  Facilities Revenue:
  6.25%, Due 12/01/17                                             9,820,000     9,881,375
  6.30%, Due 12/01/07                                             3,115,000     3,301,900
  6.375%, Due 12/01/11                                            2,000,000     2,122,500
  6.40%, Due 12/01/08                                             3,310,000     3,537,562
  6.50%, Due 12/01/09                                             3,525,000     3,771,750
Colorado Health Facilities Authority
  Retirement Housing Revenue - Liberty
  Heights Project, Zero %, Due 7/15/20                            2,900,000       772,125
                                                                             ------------
                                                                               23,387,212

DELAWARE 0.7%
Delaware EDA Revenue, 6.30%, Due 5/01/22                          2,250,000     2,025,000

FLORIDA 1.0%
Leon County, Florida EFA Revenue
  Refunding - Southgate Residence Hall
  Project, 6.75%, Due 9/01/28                                     1,000,000       912,500
Manatee County, Florida HFA SFMR, 7.45%,
  Due 5/01/27                                                       900,000       967,500
Pinellas County, Florida EFA Revenue -
  College Harbor Project, 6.50%, Due 12/01/20                     1,020,000       935,850
                                                                             ------------
                                                                                2,815,850

GEORGIA 9.1%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village
  Estates Project:
  5.875%, Due 5/01/07                                               740,000       752,950
  6.375%, Due 5/01/17                                             1,675,000     1,687,563
  6.50%, Due 5/01/27                                              2,965,000     2,998,356
Colquitt County, Georgia Development
  Authority Revenue - Southern Care
  Corporation Facility Project, Zero %,
  Due 12/01/21                                                    7,270,000     1,644,837

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           February 29, 2000 (Unaudited)
------------------------------------------------------------------------------------------
                          STRONG MUNICIPAL BOND FUND (continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
Houston County, Georgia MFHR - Emerald
  Coast Housing II, Inc. Corder Crossing
  Apartments Project, 7.00%, Due 8/01/28                       $  7,000,000  $  6,203,750
Richmond County, Georgia Development
  Authority First Mortgage Revenue,
  Zero %, Due 12/01/21                                           20,000,000     4,425,000
Washington, Georgia Wilkes Payroll
  Development Authority Subordinated
  Revenue - Southern Care Corporation
  Facility Project, Zero %, Due 12/01/21:
  Series A                                                        8,125,000     1,868,750
  Series C                                                       25,595,000     5,886,850
                                                                             ------------
                                                                               25,468,056

IDAHO 0.7%
Idaho Housing Agency SFMR, 6.45%,
  Due 7/01/27                                                     1,935,000     1,956,769

ILLINOIS 10.8%
Illinois DFA Hospital Revenue - Adventist
  Health System/Sunbelt Obligation
  Project, 5.50%, Due 11/15/29                                    8,255,000     6,315,075
Illinois DFA Retirement Housing Revenue -
  Regency Park at Lincolnwood Project:
  Zero %, Due 7/15/23                                            30,000,000     6,037,500
  Zero %, Due 7/15/25                                            15,400,000     2,695,000
Illinois Health Facilities Authority
  Refunding Revenue - Lutheran Social
  Services of Illinois, 6.125%, Due 8/15/20                       9,160,000     7,625,700
Kane, Cook and DuPage Counties, Illinois
  School District Number U-46 Capital
  Appreciation School Building:
  Zero %, Due 1/01/11                                             1,800,000       974,250
  Zero %, Due 1/01/13                                             2,500,000     1,184,375
Metropolitan Pier and Exposition Authority
  Capital Appreciation - McCormick Place
  Expansion Project, Zero %, Due 6/15/16                          1,250,000       468,750
Metropolitan Pier and Exposition Authority
  Hospitality Facilities Revenue - McCormick
  Place Convention Project, 7.00%, Due 7/01/26                    1,500,000     1,683,750
Silvis, Rock Island County, Illinois Special
  Service Area GO, 5.65%, Due 1/01/18                             1,105,000     1,017,981
Zion, Illinois Park District GO Revenue,
  6.50%, Due 12/30/17                                             2,485,000     2,348,325
                                                                             ------------
                                                                               30,350,706

INDIANA 3.2%
Petersburg, Indiana PCR Refunding -
  Indianapolis Power & Light Company
  Project, 5.50%, Due 10/01/23                                    4,425,000     4,109,719
St. Joseph County, Indiana Hospital Authority
  Health System Revenue - Madison Center,
  Inc. Project, 5.80%, Due 2/15/24                                6,300,000     4,984,875
                                                                             ------------
                                                                                9,094,594

LOUISIANA 8.2%
Claiborne Parish, Louisiana Law Enforcement
  District Revenue - Claiborne Correctional
  Facilities Project, 6.25%, Due 3/01/19                          7,500,000     6,787,500
Iberia Parish, Louisiana IDB IDR - Acadia
  Board Company, Ltd. Project, 7.50%,
  Due 8/01/22                                                     2,180,000     1,940,200
New Orleans, Louisiana Regional Transit
  Authority Tax-Exempt Lease-Purchase
  Agreements, 6.125%, Due 5/01/10:
  Lease M98147                                                   13,736,428    13,135,459
  Lease M98159                                                    1,292,101     1,235,572
                                                                             ------------
                                                                               23,098,731

MASSACHUSETTS 2.2%
Massachusetts IFA IDR - Welch Foods, Inc.
  Project, 5.60%, Due 12/01/17                                 $  1,700,000  $  1,555,500
Massachusetts State Housing Finance Agency
  Housing Revenue, 5.50%, Due 7/01/13 (b)                         4,770,000     4,525,538
                                                                             ------------
                                                                                6,081,038

MICHIGAN 0.8%
Michigan Hospital Finance Authority Hospital
  Revenue Refunding - Pontiac Osteopathic
  Hospital Project, 6.00%, Due 2/01/14                            2,500,000     2,159,375

MINNESOTA 2.2%
St. Paul, Minnesota Housing and
  Redevelopment Authority Lease Revenue -
  Community of Peace Academy Project,
  6.10%, Due 11/01/29                                             3,570,000     3,154,987
Woodbury, Minnesota IDR Refunding - Harvey
  Vogel Manufacturing Company Project,
  5.80%, Due 12/01/28                                             3,465,000     3,118,500
                                                                             ------------
                                                                                6,273,487

MISSISSIPPI 1.3%
Jackson, Mississippi Housing Authority
  MFHR - Elton Park Apartments Project,
  5.40%, Due 4/01/39                                              4,000,000     3,645,000

MISSOURI 0.9%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza Project,
  6.60%, Due 10/01/11                                             2,465,000     2,455,756

MONTANA 1.0%
Crow Finance Authority Tribal Purpose
  Revenue, 5.70%, Due 10/01/27                                    1,500,000     1,404,375
Miles City, Montana MFHR - Birchwood
  Properties LP Project, 6.75%, Due 5/01/29                       1,655,000     1,460,538
                                                                             ------------
                                                                                2,864,913

NEW MEXICO 1.6%
Albuquerque, New Mexico IDR - MCT
  Industries, Inc. Project, 6.50%, Due 4/01/17                    4,330,000     4,481,550

NEW YORK 0.5%
New York Urban Development Corporation
  Revenue, 5.50%, Due 4/01/19                                     1,500,000     1,411,875

NORTH DAKOTA 2.6%
North Dakota Housing Finance Agency - Home
  Mortgage Finance Program, 6.40%,
  Due 1/01/28                                                     1,235,000     1,242,719
Richland County, North Dakota MFHR -
  Birchwood Properties LP Project, 6.75%,
  Due 5/01/29                                                     5,165,000     4,558,112
Three Affiliated Tribes of the Fort Berthold
  Reservation GO, 6.30%, Due 11/15/10                             1,515,000     1,443,037
                                                                             ------------
                                                                                7,243,868

OHIO 5.7%
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23                       3,800,000     3,557,750
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project, 6.25%, Due 2/01/22                   1,250,000     1,032,813

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           February 29, 2000 (Unaudited)
------------------------------------------------------------------------------------------
                          STRONG MUNICIPAL BOND FUND (continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
Ohio Housing Finance Agency Residential
  Mortgage Revenue, 5.95%, Due 9/01/27                         $  1,935,000  $  1,867,275
Toledo, Ohio Housing Improvement -
  Commodore Perry Apartments Project,
  5.45%, Due 12/01/28                                             2,680,000     2,418,700
Toledo, Ohio MFMR - Commodore Perry
  Apartments Project, 7.00%, Due 12/01/28                         7,495,000     7,017,194
                                                                             ------------
                                                                               15,893,732

OKLAHOMA 4.6%
Oklahoma County, Oklahoma Finance
  Authority MFHR First Mortgage - Multiple
  Apartments Project, 7.125%, Due 4/01/28                        10,170,000     8,428,388
Oklahoma Ordinance Works Authority PCR
  Refunding - Ralston Purina Company
  Project, 6.30%, Due 9/01/15                                     1,500,000     1,528,125
Shawnee, Oklahoma Hospital Authority
  Revenue - MidAmerica HealthCare, Inc.
  Project, 8.00%, Due 4/01/04                                     1,925,000     1,955,300
Washington County, Oklahoma Medical
  Authority Revenue - Bartlesville Jane Phillips
  Episcopal Hospital Project, 6.125%,
  Due 11/01/14                                                    1,000,000     1,016,250
                                                                             ------------
                                                                               12,928,063

OREGON 0.4%
Washington County, Oregon MFHR - Bethany
  Meadows Project, 6.25%, Due 8/01/10                             1,000,000     1,006,080

PENNSYLVANIA 7.4%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Saint
  Francis Medical Center Project:
  5.75%, Due 5/15/17                                              1,660,000     1,384,025
  5.75%, Due 5/15/27                                              3,965,000     3,132,350
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The
  Meadowood Corporation Project, 6.25%,
  Due 12/01/17                                                    1,500,000     1,318,125
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler
  LLC Project, 8.00%, Due 9/01/27
  (Defaulted Effective 9/01/99)                                   2,360,000     1,888,000
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/
  Greensburg LLC Project, 8.00%, Due 9/01/27
  (Defaulted Effective 9/01/99)                                   2,655,000     2,124,000
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Hospital Revenue - Temple
  University Hospital Project, 6.50%,
  Due 11/15/08                                                    3,700,000     3,593,625
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Children's Medical Center Project, 5.75%,
  Due 6/15/29                                                     3,000,000     2,313,750
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue -
  Marian Community Hospital Project, 6.50%,
  Due 1/15/07                                                     1,500,000     1,447,500
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue -
  Moses Taylor Hospital Project, 6.25%,
  Due 7/01/20                                                     4,200,000     3,580,500
                                                                             ------------
                                                                               20,781,875

RHODE ISLAND 0.5%
Rhode Island Health and Education Building
  Corporation Hospital Financing Revenue -
  South County Hospital Project, 6.00%,
  Due 11/15/17                                                 $  1,630,000  $  1,505,712

SOUTH CAROLINA 4.5%
Connector 2000 Association, Inc. Senior
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/12                                             3,900,000     1,613,625
  Zero %, Due 1/01/14                                             4,560,000     1,607,400
  Zero %, Due 1/01/15                                             1,000,000       322,500
  Zero %, Due 1/01/26                                            10,000,000     1,350,000
  Zero %, Due 1/01/32                                            12,100,000     1,028,500
Connector 2000 Association, Inc. Senior
  Current Interest Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, 5.25%, Due 1/01/23                           8,800,000     6,556,000
                                                                             ------------
                                                                               12,478,025

SOUTH DAKOTA 2.3%
Education Loans, Inc. Student Loan Revenue
  Subordinated Asset-Backed Bonds, 5.60%,
  Due 6/01/20                                                     3,000,000     2,756,250
Sisseton-Wahpeton Sioux Tribe of the Lake
  Traverse Reservation GO:
  7.00%, Due 11/01/13                                               815,000       795,644
  7.00%, Due 11/01/23                                             1,290,000     1,202,925
South Dakota EDFA EDR Pooled Loan
  Program - Midstates Printing, Inc. Project,
  5.50%, Due 4/01/18                                                685,000       619,925
South Dakota HDA Homeownership Mortgage,
  6.40%, Due 5/01/16                                                995,000     1,008,681
                                                                             ------------
                                                                                6,383,425

TENNESSEE 0.6%
Shelby County, Tennessee Health, Educational
  and Housing Facilities Board Revenue - Ave
  Maria Assisted Living Project, 5.50%,
  Due 12/01/31                                                    2,000,000     1,722,500

TEXAS 10.0%
Dallas County, Texas Utility and Reclamation
  District GO Refunding, 6.70%,
  Due 2/15/25 (b)                                                 5,000,000     4,862,500
El Paso, Texas Property Finance Authority,
  Inc. SFMR - GNMA Mortgage-Backed
  Securities Program, 8.70%, Due 12/01/18                           365,000       381,881
Grape Creek-Pulliam, Texas Independent
  School District Public Facility Corporation
  School Facility Lease Revenue:
  7.00%, Due 5/15/10                                              1,000,000     1,052,500
  7.25%, Due 5/15/21                                              1,300,000     1,365,000
Lufkin, Texas Health Facilities Development
  Corporation Health System Revenue
  Refunding - Memorial Health System of
  East Texas Project, 6.875%, Due 2/15/26                         8,015,000     7,423,894
Port Arthur, Texas HFC Mortgage Revenue
  Refunding - FHA Insured Mortgage Loans -
  Port Arthur UDAG Projects, 6.40%,
  Due 1/01/28                                                     3,565,000     3,609,562

------------------------------------------------------------------------------------------
                          STRONG MUNICIPAL BOND FUND (continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loans -
  Ranger Apartments Project, 8.80%,
  Due 3/01/24                                                  $  1,160,000  $  1,286,150
Texas Department of Housing and Community
  Affairs Residential Mortgage Revenue,
  5.50%, Due 1/01/21                                              4,915,000     4,503,369
Texas Department of Housing and Community
  Affairs SFMR, 6.00%, Due 9/01/17                                1,240,000     1,243,100
Woodville, Texas HFC MFHR - Dogwood
  Terrace Apartments Project, 7.50%,
  Due 10/01/29                                                    2,450,000     2,189,688
                                                                             ------------
                                                                               27,917,644

UTAH 0.9%
Eagle Mountain, Utah Special Assessment Bonds,
  5.90%, Due 12/15/07                                             1,263,000     1,259,842
Salt Lake County, Utah Housing Authority
  MFHR - Millcreek Pines Apartments Project,
  6.80%, Due 9/01/17                                              1,390,000     1,344,825
                                                                             ------------
                                                                                2,604,667

VIRGINIA 0.6%
Pocahontas Parkway Association Route 895
  Connector Toll Road Revenue, Zero %,
  Due 8/15/17                                                     5,000,000     1,662,500

WASHINGTON 1.9%
Spokane, Washington Downtown Foundation
  Parking Revenue - River Park Square Project,
  5.60%, Due 8/01/19                                              3,350,000     3,115,500
Washington EDFA Nonrecourse Revenue -
  Lindal Cedar Homes, Inc. Project, 5.80%,
  Due 11/01/17                                                    2,175,000     2,058,094
                                                                             ------------
                                                                                5,173,594

WISCONSIN 2.1%
Wisconsin Health and EFA Revenue - St. John's
  Home of Milwaukee and Sunrise Care Center,
  Inc. Obligated Group Project, 5.625%,
  Due 12/15/22                                                    5,450,000     4,312,312
Wisconsin Housing and EDA Home Ownership
  Revenue, 6.20%, Due 3/01/27                                     1,480,000     1,461,500
                                                                             ------------
                                                                                5,773,812
-----------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $308,880,600)                                     279,282,297
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 2.9%
MUNICIPAL MONEY MARKET FUNDS
MULTIPLE STATES
Strong Municipal Money Market Fund (d)                            8,200,000     8,200,000
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $8,200,000)                                  8,200,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $317,080,600) 102.5%                    287,482,297
Other Assets and Liabilities, Net (2.5%)                                       (7,066,456)
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                            $280,415,841
=========================================================================================

------------------------------------------------------------------------------------------
                       STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
MUNICIPAL BONDS 83.4%
ALABAMA 4.8%
West Jefferson, Alabama Amusement and Public
  Park Authority First Mortgage Revenue -
  Visionland Alabama Project, 5.875%,
  Due 2/01/06                                                  $  6,510,000   $  5,859,000

ALASKA 1.1%
Juneau, Alaska City and Borough Nonrecourse
  Revenue - St. Ann's Care Center Project,
  5.875%, Due 12/01/04                                            1,350,000      1,294,313

ARIZONA 0.6%
Winslow, Arizona IDA Hospital Revenue -
  Winslow Memorial Hospital Project, 4.95%,
  Due 6/01/03                                                       745,000        711,475

CALIFORNIA 0.1%
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Facilities - Continental Airlines, 9.25%,
  Due 8/01/24                                                        85,000         95,412

COLORADO 3.6%
Black Hawk, Colorado Business Improvement
  District Special Assessment Special
  Improvement District:
  6.00%, Due 12/01/09                                             1,120,000      1,058,400
  6.25%, Due 12/01/11                                             2,000,000      1,842,500
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.30%, Due 9/15/01                                                115,000        112,844
  4.40%, Due 9/15/02                                                380,000        368,600
  4.70%, Due 9/15/05                                                 85,000         79,794
  4.80%, Due 9/15/01                                                245,000        240,712
  4.80%, Due 9/15/06                                                455,000        424,856
  4.90%, Due 9/15/02                                                230,000        222,813
  4.90%, Due 9/15/07                                                 20,000         18,500
                                                                                 ---------
                                                                                 4,369,019

CONNECTICUT 1.0%
Connecticut Health and EFA Revenue - New
  Opportunities for Waterbury, Inc. Project,
  6.75%, Due 7/01/13                                              1,205,000      1,205,205

DISTRICT OF COLUMBIA 1.2%
District of Columbia Revenue - American
  Geophysical Union Project, 5.50%, Due 9/01/03                     585,000        576,956
District of Columbia Revenue - Methodist Home
  Issue, 4.80%, Due 1/01/05                                         985,000        927,131
                                                                                 ---------
                                                                                 1,504,087

FLORIDA 6.7%
Arbor Greene Community Development District
  Special Assessment Revenue, 7.00%,
  Due 5/01/03                                                       190,000        190,238
Broward County, Florida IDR - Beverly
  Enterprises-Florida, Inc. Project, 9.80%,
  Due 11/01/10                                                    1,000,000      1,065,560
Grand Haven Community Development District
  Special Assessment Revenue, 6.30%,
  Due 5/01/02                                                     2,600,000      2,600,000
Leon County, Florida IDR - Beverly Enterprises -
  Florida, Inc. Project, 9.80%, Due 6/01/11                         825,000        855,063

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           February 29, 2000 (Unaudited)
------------------------------------------------------------------------------------------
                 STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
Orlando and Orange County, Florida Expressway
  Authority Expressway Revenue Refunding,
  5.95%, Due 7/01/23                                           $     10,000   $      9,725
Tarpon Springs, Florida Health Facilities
  Authority Hospital Revenue Refunding -
  Tarpon Springs Hospital Foundation Project,
  8.75%, Due 5/01/12                                              3,420,000      3,490,520
                                                                                 ---------
                                                                                 8,211,106

GEORGIA 0.8%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                                     1,060,000      1,000,375

HAWAII 0.0%
Hawaii Department of Transportation Special
  Facility Revenue - Continental Airlines, Inc.
  Project, 9.60%, Due 6/01/08                                        50,000         51,421

IDAHO 0.0%
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan Revenue,
  5.10%, Due 10/01/02                                                10,000          9,800

ILLINOIS 8.2%
Carol Stream, Illinois First Mortgage Revenue -
  Windsor Park Manor Project, 6.25%,
  Due 12/01/01                                                      250,000        249,063
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue - American
  Airlines, Inc. Project, 7.875%, Due 11/01/25                      165,000        169,749
Granite City, Illinois Hospital Revenue
  Refunding - St. Elizabeth Medical Center
  Project, 8.125%, Due 6/01/08                                      860,000        819,150
Hoopeston, Illinois Hospital Capital
  Improvement Revenue Refunding -
  Hoopeston Community Memorial Hospital
  Project, 5.25%, Due 11/15/03                                      490,000        469,788
Illinois DFA IDR Refunding - Great Plains
  Hotel Corporation of Illinois Project,
  7.50%, Due 4/01/16                                                495,000        496,143
Illinois DFA MFHR - Town and Garden
  Apartments Project, 7.20%, Due 9/01/08 (c)                      2,250,000      2,297,813
Illinois DFA Revenue - Community
  Rehabilitation Providers Project, 5.00%,
  Due 7/01/04                                                     1,235,000      1,165,531
Illinois Health Facilities Authority Revenue
  Refunding - Bohemian-Tabor Hills Project,
  5.90%, Due 11/15/21                                             1,700,000      1,510,875
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated
  Group Project, 5.95%, Due 2/15/21                               2,000,000      1,677,500
Southwestern Illinois Development Authority
  Revenue - Anderson Hospital Project:
  5.25%, Due 8/15/01                                                390,000        386,100
  5.25%, Due 8/15/03                                                435,000        421,406
  5.25%, Due 8/15/04                                                460,000        439,875
                                                                                 ---------
                                                                                10,102,993

INDIANA 4.5%
Anderson, Indiana EDR Refunding and
  Improvement - Anderson University Project,
  5.05%, Due 10/01/03                                             2,930,000      2,867,737
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.00%, Due 1/01/10                                     2,800,000      2,530,500

Indianapolis, Indiana EDR MFHR - Post Pointe
  Apartments Project, 8.20%, Due 3/01/01                       $    145,000   $    144,565
                                                                                 ---------
                                                                                 5,542,802

IOWA 1.8%
Harlan, Iowa Revenue - American Baptist
  Homes of the Midwest - Baptist Memorial
  Home Project, 5.875%, Due 5/15/23                                 920,000        745,200
Ottumwa, Iowa Hospital Facility Revenue
  Refunding and Improvement - Ottumwa
  Regional Health Center, Inc. Project, 6.00%,
  Due 10/01/18                                                       25,000         21,938
Ottumwa, Iowa Revenue Refunding - Regional
  Retirement Living Project, 5.90%, Due 2/15/24                   1,740,000      1,463,775
                                                                                 ---------
                                                                                 2,230,913

KANSAS 1.7%
Topeka, Kansas Industrial Revenue Refunding -
  Reser's Fine Foods, Inc. Project:
  5.00%, Due 4/01/01                                                300,000        296,532
  5.20%, Due 4/01/03                                                300,000        291,375
  5.30%, Due 4/01/04                                                300,000        289,125
Wathena, Kansas IDR - Skyjack Equipment,
  Inc. Project:
  5.00%, Due 5/01/01                                                 85,000         84,044
  5.15%, Due 5/01/02                                                390,000        382,200
  5.25%, Due 5/01/03                                                130,000        126,425
  5.40%, Due 5/01/04                                                345,000        333,356
  5.50%, Due 5/01/05                                                335,000        321,600
                                                                                 ---------
                                                                                 2,124,657

KENTUCKY 1.3%
Jefferson County, Kentucky Health Facilities
  Revenue Refunding - Beverly Enterprises, Inc.
  Project, 5.40%, Due 5/01/03                                       430,000        414,412
Kenton County, Kentucky Airport Board Special
  Facilities Revenue - Mesaba Aviation, Inc.
  Project, 6.00%, Due 7/01/05                                       985,000        962,838
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project, 5.10%, Due 10/01/03                     250,000        238,438
                                                                                 ---------
                                                                                 1,615,688

LOUISIANA 1.2%
Hodge, Louisiana Utility Revenue - Stone
  Container Corporation Project, 9.00%,
  Due 3/01/10                                                       100,000        103,154
West Feliciana Parish, Louisiana PCR - Gulf
  States Utilities Company III Project, 7.70%,
  Due 12/01/14                                                    1,250,000      1,321,875
                                                                                 ---------
                                                                                 1,425,029

MARYLAND 0.8%
Baltimore County, Maryland IDR -
  Barre-National, Inc. Equipment Project,
  6.875%, Due 7/01/09                                             1,200,000      1,015,500

MASSACHUSETTS 4.6%
Massachusetts Development Finance Agency
  Revenue Health Care Facility Alliance,
  6.50%, Due 7/01/03                                              1,000,000        970,000
Massachusetts Health and EFA Revenue -
  Saints Memorial Medical Center Project,
  5.50%, Due 10/01/02                                             2,680,000      2,599,600
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro
  Health Foundation of Massachusetts, Inc.
  Project, 6.25%, Due 12/01/03                                    1,420,000      1,364,975

------------------------------------------------------------------------------------------
              STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal      Value
                                                                   Amount      (Note 2)
------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency
  Revenue - Institute for Developmental
  Disabilities Project, 9.25%, Due 6/01/09                     $    725,000   $    726,812
                                                                                 ---------
                                                                                 5,661,387

MINNESOTA 3.6%
Burnsville, Minnesota CDR Refunding -
  Holiday Inn Project, 5.875%, Due 4/01/08                        1,430,000      1,404,975
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project:
  5.70%, Due 11/15/02                                             1,000,000        970,000
  5.80%, Due 11/15/03                                             1,400,000      1,344,000
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue - HealthEast
  Project, 4.75%, Due 11/01/01                                      750,000        720,938
                                                                                 ---------
                                                                                 4,439,913

MISSOURI 1.8%
Columbia, Missouri IDR - American Air Filter
  Company, Inc. Project, 7.45%, Due 7/01/04                       1,105,000      1,105,630
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project:
  4.80%, Due 6/01/02                                                110,000        106,700
  5.10%, Due 6/01/05                                                125,000        117,031
  5.20%, Due 6/01/06                                                135,000        125,212
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial
  Hospital, Inc. Project, 5.75%, Due 12/01/03                       840,000        795,900
                                                                                 ---------
                                                                                 2,250,473

NEBRASKA 0.2%
Scottsbluff, Nebraska CDR - WSL-RBJ, A
  Minnesota LP Project, 8.75%, Due 11/01/06                         275,000        268,125

NEW HAMPSHIRE 0.8%
New Hampshire Higher Educational and
  Health Facilities Authority Revenue -
  New England College Project, 5.375%,
  Due 3/01/05                                                     1,000,000        956,250

NEW MEXICO 1.3%
Santa Fe County, New Mexico Project
  Revenue - El Castillo Retirement Residences
  Project, 5.80%, Due 5/15/18 (c)                                 1,835,000      1,550,575

NEW YORK 1.7%
Monroe County, New York IDR Agency -
  Empire Sports Project, 6.50%, Due 3/01/08                       1,105,000      1,058,038
Rockland County, New York Industrial
  Development Agency Civic Facility
  Revenue - Dominican College Project,
  5.50%, Due 5/01/02                                                570,000        558,600
Tompkins County, New York IDR Agency
  Life Care Community - Kendal at
  Ithaca, Inc. Project:
  7.25%, Due 6/01/03                                                 90,000         90,337
  7.625%, Due 6/01/09                                               445,000        442,219
                                                                                 ---------
                                                                                 2,149,194

NORTH CAROLINA 1.0%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 8.00%, Due 3/01/10                    1,000,000      1,020,000
North Carolina Medical Care Commission
  Health Care Facilities First Mortgage
  Revenue - DePaul Community Facilities
  Project, 5.75%, Due 1/01/03                                       210,000        202,125
                                                                                 ---------
                                                                                 1,222,125

OHIO 5.7%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project, 5.25%, Due 12/01/02 (c)                             $  6,475,000   $  6,313,125
Cuyahoga County, Ohio MFHR - The Park
  Lane Apartments Project, 7.70%, Due 7/01/02                       210,000        207,637
Dayton, Ohio Special Facilities Revenue -
  AFCO Cargo Day LLC Project, 5.875%,
  Due 4/01/04                                                       500,000        481,875
                                                                                 ---------
                                                                                 7,002,637

OKLAHOMA 0.6%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue:
  5.05%, 6/01/01                                                    205,000        201,413
  5.25%, 6/01/02                                                    235,000        227,950
  5.45%, 6/01/03                                                    260,000        248,950
                                                                                 ---------
                                                                                   678,313

PENNSYLVANIA 6.1%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project, 8.00%,
  Due 12/01/05                                                    1,135,000      1,177,563
Clarion County, Pennsylvania IDA Health
  Facilities Revenue Refunding - Beverly
  Enterprises, Inc. Project, 5.50%, Due 5/01/03                     595,000        574,919
Dauphin County, Pennsylvania Subordinated
  Office and Parking Revenue - River Front
  Office Center Project, 5.35%, Due 1/01/02                         395,000        388,087
Harrisburg, Pennsylvania Authority Office and
  Parking Revenue, 5.25%, Due 5/01/02                               820,000        804,625
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler
  LLC Project, 7.00%, Due 9/01/02 (Defaulted
  Effective 9/01/99)                                                300,000        240,000
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg
  LLC Project, 7.00%, Due 9/01/02 (Defaulted
  Effective 9/01/99)                                                300,000        240,000
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Chestnut Hill Hospital
  Project, 6.50%, Due 11/15/22                                    1,500,000      1,338,750
Philadelphia, Pennsylvania Hospitals and Higher
  EFA Revenue - Temple University Children's
  Medical Center Project:
  4.40%, Due 6/15/01                                                200,000        195,500
  4.55%, Due 6/15/02                                                470,000        452,375
  4.65%, Due 6/15/03                                                490,000        464,275
Westmoreland County, Pennsylvania IDA
  Health Care Facilities Revenue Refunding -
  Redstone Presbyterian Senior Care Obligated
  Group Project, 5.90%, Due 11/15/21                              1,915,000      1,615,781
                                                                                 ---------
                                                                                 7,491,875

SOUTH DAKOTA 0.3%
Lincoln County, South Dakota Revenue
  Refunding - American Baptist Homes of the
  Midwest-Trail Ridge Project, 5.875%,
  Due 11/15/21                                                      445,000        373,244

TEXAS 7.4%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project, 7.00%,
  Due 1/01/17                                                     1,378,873      1,335,783
Jefferson County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Baptist Health Care System Project,
  8.875%, Due 6/01/21                                             5,745,000      5,745,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           February 29, 2000 (Unaudited)
------------------------------------------------------------------------------------------
                 STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal        Value
                                                                   Amount        (Note 2)
------------------------------------------------------------------------------------------
Lubbock, Texas Health Facilities Development
  Corporation First Mortgage Revenue -
  Carillon, Inc. Project, 5.75%, Due 7/01/29 (c)               $  2,000,000   $  1,945,000
                                                                                 ---------
                                                                                 9,025,783

VERMONT 2.0%
Vermont Educational and Health Buildings
  Financing Agency Revenue - Vermont Council
  of Developmental and Mental Health Project,
  6.20%, Due 12/15/05                                             1,885,000      1,804,887
Vermont Educational and Health Buildings
  Financing Agency Revenue Health Care
  Facility - Copley Manor Project, 5.40%,
  Due 4/01/06                                                       710,000        659,413
                                                                                 ---------
                                                                                 2,464,300

VIRGINIA 1.2%
Hampton, Virginia Redevelopment and
  Housing Authority First Mortgage Revenue
  Refunding - Olde Hampton Project, 6.00%,
  Due 7/01/03                                                     1,210,000      1,176,725
Virginia Small Business Financing Authority
  IDR - Albion Enterprises LLC Project, 6.00%,
  Due 1/01/02                                                       250,000        245,937
                                                                                 ---------
                                                                                 1,422,662

WEST VIRGINIA 0.1%
Harrison County, West Virginia CDR
  Refunding - Kmart Corporation Project,
  7.625%, Due 12/01/04                                               80,000         82,400

WISCONSIN 4.6%
Madison, Wisconsin IDR - McCaughey
  Development Association Project, 5.875%,
  Due 4/01/10                                                     1,010,000        926,675
Wisconsin Health and EFA Revenue - Attic
  Angel Obligation Group Project, 6.00%,
  Due 11/15/28                                                    1,000,000        812,500
Wisconsin Health and EFA Revenue - Divine
  Savior Hospital, Inc. Project:
  4.15%, Due 6/01/01                                                210,000        206,062
  4.30%, Due 6/01/02                                                220,000        212,575
  4.45%, Due 6/01/03                                                225,000        214,594
  4.60%, Due 6/01/04                                                240,000        225,900
Wisconsin Health and EFA Revenue - FH
  Healthcare Development, Inc. Project,
  5.00%, Due 11/15/02                                             1,360,000      1,307,300
Wisconsin Health and EFA Revenue - Kenosha
  Hospital and Medical Center Project,
  4.50%, Due 5/15/02                                                560,000        548,800
Wisconsin Health and EFA Revenue - Lutheran
  Home Project, 7.00%, Due 9/01/25                                   30,000         30,000
Wisconsin Health and EFA Revenue - Oakwood
  Project, 5.90%, Due 8/15/28                                     1,565,000      1,214,831
                                                                                 ---------
                                                                                 5,699,237

WYOMING 1.0%
Teton County, Wyoming Hospital District
  Hospital Revenue Refunding and
  Improvement, 4.85%, Due 12/01/02                                1,265,000      1,215,981
------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $108,199,155)                                      102,323,269
------------------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 7.4%
FLORIDA 1.6%
St. John's County, Florida IDA IDR Refunding -
  Vicar's Landing Project, 5.125%, Due 2/15/17
  (Putable at $100 and Rate Reset
  Effective 2/15/04)                                              2,000,000      1,900,000

NEW JERSEY 2.3%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Putable at $100 and Rate Reset Effective
  5/15/04)                                                     $  3,000,000   $  2,868,750

TENNESSEE 1.9%
Shelby County, Tennessee Health, Educational
  and Housing Facility Board Health Care
  Facilities Revenue EXTRAS - Kirby Pines
  Retirement Community Project, 5.50%,
  Due 11/15/27 (Putable at $100 and Rate
  Reset Effective 11/15/02)                                       2,450,000      2,382,625

TEXAS 1.6%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Putable at $100 and Rate
  Reset Effective 11/15/03)                                       2,025,000      1,931,344
---------------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $9,475,000)                                  9,082,719
---------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 6.2%
MUNICIPAL BONDS 1.4%
KANSAS 0.4%
Lawrence, Kansas CDR Refunding - Holiday
  Inn Project, 7.00%, Due 7/01/00                                   190,000        190,300
Manhattan, Kansas CDR Refunding - Holiday
  Inn Project, 7.00%, Due 7/01/00                                   190,000        190,300
Topeka, Kansas Industrial Revenue Refunding -
  Reser's Fine Foods, Inc. Project, 4.75%,
  Due 4/01/00                                                       100,000         99,945
                                                                                 ---------
                                                                                   480,545

MARYLAND 0.1%
Howard County, Maryland IDR Refunding -
  Keebler Company Project, 5.95%, Due 3/01/00                        65,000         65,000

MINNESOTA 0.4%
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue - HealthEast
  Project, 4.60%, Due 11/01/00                                      500,000        492,085

MISSOURI 0.1%
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project, 4.50%, Due 6/01/00                      100,000         99,637

MONTANA 0.1%
Crow Finance Authority Tribal Purpose
  Revenue, 4.75%, Due 10/01/00                                      150,000        150,419

OKLAHOMA 0.1%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 4.90%, 6/01/00                                  185,000        184,319

WISCONSIN 0.2%
Wisconsin Health and EFA Revenue - Divine
  Savior Hospital, Inc. Project, 3.90%,
  Due 6/01/00                                                       200,000        199,196
                                                                                 ---------
Total Municipal Bonds                                                            1,671,201

---------------------------------------------------------------------------------------------------------------------------
                        STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                      Shares or
                                                      Principal         Value
                                                       Amount          (Note 2)
---------------------------------------------------------------------------------------------------------------------------
VARIABLE RATE PUT BONDS 2.4%
ARIZONA

Maricopa County, Arizona IDA IDR - Borden,
  Inc. Project, 4.39%, Due 10/01/12 (Putable
  at $100 and Rate Reset Effective 10/01/00)           $3,000,000    $  2,968,500

MUNICIPAL MONEY MARKET FUNDS 2.4%
MULTIPLE STATES
Strong Municipal Money Market Fund (d)                  3,000,000       3,000,000

---------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments(Cost $7,621,528)                           7,639,701
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $125,295,683) 97.0%             119,045,689
Other Assets and Liabilities, Net 3.0%                                  3,703,553
---------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                    $122,749,242
===========================================================================================================================


FUTURES
---------------------------------------------------------------------------------------------------------------------------
                                                 Underlying
                                  Expiration     Face Amount          Unrealized
                                     Date         at Value           Depreciation
---------------------------------------------------------------------------------------------------------------------------
Sold:
95 Municipal Bond Futures            6/00         $8,784,531            $109,844

---------------------------------------------------------------------------------------------------------------------------
                          STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                 Shares or
                                                 Principal              Value
                                                  Amount               (Note 2)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 73.5%
ALABAMA 1.1%
Birmingham, Alabama Airport Authority
  Airport Revenue Refunding, 5.25%, Due
  7/01/03                                         $3,070,000          $3,089,187

ARIZONA 0.3%
Maricopa County, Arizona IDA MFHR -
  Mercy Bond Properties Arizona I-A, 5.20%,
  Due 1/01/04                                        700,000             696,500

CALIFORNIA 0.5%
Los Angeles, California Community College
  COP, 6.00%, Due 8/15/20                          1,455,000           1,465,912

COLORADO 2.5%
Arapahoe County, Colorado E-470 Public
  Highway Authority Capital Improvement
  Trust Fund Highway Revenue, Zero %,
  Due 8/31/03                                        500,000             418,750
Castle Rock Ranch, Colorado Public
  Improvements Authority Public
  Facilities Revenue:
  5.70%, Due 12/01/06                              1,000,000           1,023,750
  5.90%, Due 12/01/03                              1,475,000           1,517,406
  6.10%, Due 12/01/05                              2,780,000           2,894,675
Eaglebend, Colorado Affordable Housing
  Corporation MFHR Refunding, 5.45%,
  Due 7/01/02                                        695,000             686,313
Miners Mesa, Colorado Commercial
  Metropolitan District GO, 6.75%,
  Due 12/01/02                                       335,000             331,231
                                                                   -------------
                                                                       6,872,125
CONNECTICUT 0.5%
Connecticut IDA - The Olympic Hotel
  Corporation Project, 7.125%, Due 8/01/03         1,339,260           1,312,475

DISTRICT OF COLUMBIA 1.1%
District of Columbia Hospital Revenue
  Refunding - Medlantic Healthcare Group,
  Inc. Project, 6.50%, Due 8/15/02               $2,925,000         $ 3,031,031

FLORIDA 3.5%
Capital Projects Finance Authority Solid
  Waste Disposal Revenue Capital Projects
  Loan Program - Peerless Dade, Inc. Project,
  7.50%, Due 11/01/18                             3,000,000           2,775,000
Duval County, Florida School District GO
  Refunding, 6.00%, Due 8/01/03                   1,000,000           1,037,500
Florida Housing Finance Agency MFMR -
  Hammocks Place Project, 6.25%,
  Due 12/01/06                                    2,000,000           2,044,660
Miami Beach, Florida Redevelopment Agency
  Incremental Tax Revenue, 9.125%,
  Due 12/01/04                                    3,390,000           3,627,300
                                                                 --------------
                                                                      9,484,460
GEORGIA 2.8%
Athens-Clarke County, Georgia Residential Care
  Facilities for the Elderly Authority Revenue -
  Wesley Woods of Athens, Inc. Project,
  5.30%, Due 10/01/01                             1,000,000             983,750
Columbus, Georgia Development Authority
  Revenue Refunding - Jordan Company
  Project, 5.50%, Due 9/01/09 (Mandatory
  Put at $100 on 9/01/01)                         1,205,000           1,205,807
George L. Smith II Georgia World Congress
  Center Authority Revenue Refunding - Domed
  Stadium Project, 7.875%, Due 7/01/20
  (Pre-Refunding at $102 on 7/01/00)              5,225,000           5,389,222
                                                                 --------------
                                                                      7,578,779

ILLINOIS 1.7%
Illinois EFA Revenue - Lewis University
  Project, 5.30%, Due 10/01/04                    1,390,000           1,379,575
Illinois Health Facilities Authority Revenue -
  Covenant Retirement Communities Project,
  7.60%, Due 12/01/12                               750,000             791,250
Naperville, DuPage County and Will County,
  Illinois EDR Refunding - Illinois Hospital
  and Health Systems Association Project,
  5.70%, Due 5/01/04                              2,275,000           2,280,688
                                                                 --------------
                                                                      4,451,513
KENTUCKY 5.8%
Mount Sterling, Kentucky League of Cities
  Funding Trust Lease Program Revenue,
  5.625%, Due 3/01/03                             3,250,000           3,310,937
Pendleton County, Kentucky Multi-County
  Lease Revenue - Kentucky Association of
  Counties Leasing Trust Program, 6.50%,
  Due 3/01/19                                     5,000,000           5,118,750
Trimble County, Kentucky PCR, 7.625%,
  Due 11/01/20                                    7,000,000           7,265,440
                                                                 --------------
                                                                     15,695,127
LOUISIANA 1.9%
St. Charles Parish, Louisiana PCR - Union
  Carbide, Inc. Project, 7.35%, Due 11/01/22      5,000,000           5,143,750

MAINE 2.1%
Maine Educational Loan Marketing
  Corporation Student Loan Revenue
  Refunding, 6.90%, Due 11/01/03                  2,445,000           2,490,844


SCHEDULES OF INVESTMENTS IN SECURITIES (continued) February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------
                    STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
--------------------------------------------------------------------------------

                                                 Shares or
                                                 Principal           Value
                                                   Amount           (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Maine Finance Authority Electric Rate
  Stabilization Revenue Refunding -
  Penobscot Energy Recovery Company
  LP Project, 5.20%, Due 7/01/18                 $3,335,000         $ 3,214,106
                                                                 --------------
                                                                      5,704,950
MARYLAND 1.9%
Baltimore, Maryland COP Refunding - Board
  of Education Administrative Headquarters/
  Municipal Capital Projects:
  4.55%, Due 4/01/01                              1,000,000           1,002,050
  4.65%, Due 4/01/02                              1,975,000           1,972,531
  4.75%, Due 4/01/03                              2,065,000           2,062,419
                                                                 --------------
                                                                      5,037,000
MASSACHUSETTS 5.4%
Massachusetts Education Loan Authority
  Education Loan Revenue, 7.45%, Due 1/01/02        955,000             969,841
Massachusetts Health and EFA Competitive
  Lease Program - Whitehead Institute for
  Biomedical Research Project, 4.595%,
  Due 10/15/03                                    6,765,394           6,790,765
Massachusetts Industrial Finance Agency
  Refunding Revenue - Emerson College
  Issue, 8.50%, Due 1/01/03                       2,500,000           2,640,625
Massachusetts Industrial Finance Agency
  Water Treatment Revenue - Massachusetts-
  American Hingham Project, 6.25%,
  Due 12/01/10                                    4,190,000           4,273,800
                                                                 --------------
                                                                     14,675,031

MICHIGAN 1.8%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project:
  5.75%, Due 7/01/03                              2,355,000           2,310,844
  6.00%, Due 7/01/04                              1,005,000             986,156
  6.00%, Due 7/01/05                                510,000             496,612
Flint, Michigan Hospital Building Authority
  Revenue Rental - Hurley Medical Center
  Project, 5.00%, Due 7/01/03                     1,050,000           1,004,062
                                                                 --------------
                                                                      4,797,674
MINNESOTA 4.0%
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project, 5.70%,
  Due 11/15/02                                    1,740,000           1,687,800
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue Refunding -
  HealthEast Project, 6.625%, Due 11/01/17        6,250,000           5,546,875
Woodbury, Minnesota Lease Revenue -
  Minnesota Math and Science Academy
  Project, 5.50%, Due 11/01/28 (Putable at
  $100 and Rate Reset Effective 5/01/02)          3,555,000           3,488,344
                                                                 --------------
                                                                     10,723,019

MISSISSIPPI 1.7%
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue:
  5.60%, Due 9/01/04                              2,505,000           2,533,181
  5.80%, Due 9/01/06                              2,050,000           2,073,062
                                                                 --------------
                                                                      4,606,243
MISSOURI 0.7%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Project, 6.30%,
  Due 10/01/06                                    1,790,000           1,783,288

NEVADA 0.5%
Nevada Housing Division SFMR, 5.20%,
  Due 4/01/30                                     1,500,000           1,477,500

NEW HAMPSHIRE 0.1%
New Hampshire IDA Industrial Facilities
  Revenue - Permattach Tool Project, 7.70%,
  Due 12/01/01                                   $  225,000          $  229,707

NEW JERSEY 0.3%
New Jersey Health Care Facilities Finance
  Authority Revenue - Southern Ocean County
  Hospital Project, 5.75%, Due 7/01/01              700,000             698,250

NEW YORK 2.7%
Albany, New York Housing Authority Tax
  Credit - Lark Drive Associates LP Project,
  5.25%, Due 6/01/01                              3,300,000           3,316,500
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue, 4.70%,
  Due 12/01/03                                    1,315,000           1,288,700
New York Environmental Facilities Corporation
  State Water Revolving Fund PCR - Pilgrim
  State Sewage Treatment Project, 5.625%,
  Due 3/15/04                                     1,000,000           1,025,000
New York, New York GO, 5.875%, Due 8/01/03        1,500,000           1,541,250
                                                                 --------------
                                                                      7,171,450
NORTH CAROLINA 1.3%
North Carolina Housing Finance Agency
  Home Ownership Revenue, 4.55%,
  Due 1/01/24                                     3,605,000           3,514,875

OHIO 4.1%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project:
  Zero %, Due 12/01/01                            1,000,000             916,250
  Zero %, Due 12/01/02 (Rate Reset
  Effective 12/01/01)                             1,240,000           1,133,050
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/01                                690,000             703,276
  6.53%, Due 9/15/01                                715,000             732,875
  6.53%, Due 3/15/02                                740,000             761,275
  6.53%, Due 9/15/02                                760,000             787,550
  6.53%, Due 3/15/03                                785,000             815,419
  6.53%, Due 9/15/03                                815,000             850,656
  6.53%, Due 3/15/04                                840,000             877,800
  6.53%, Due 9/15/04                                865,000             908,250
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project, 5.15%, Due 2/01/03   1,370,000           1,323,762
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project, 5.375%,
  Due 2/01/22 (Putable at $100 on 2/01/03)        1,050,000           1,018,500
Wood County, Ohio IDR - Abbey Etna Machine
  Company Project, 7.625%, Due 7/01/01              285,000             287,138
                                                                 --------------
                                                                     11,115,801
PENNSYLVANIA 12.1%
Horizon Hospital System Authority Hospital
  Revenue, 5.40%, Due 5/15/01                     1,150,000           1,142,812
Pennsylvania Housing Finance Agency SFMR:
  4.50%, Due 4/01/28                              7,000,000           6,772,500
  4.80%, Due 10/01/22                             5,300,000           5,180,750
  6.875%, Due 10/01/24                            6,000,000           6,165,000
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Chestnut Hill Hospital
  Project, 6.50%, Due 11/15/22                    2,250,000           2,008,125

---------------------------------------------------------------------------------------------------------------------------
                             STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                Shares or
                                                Principal               Value
                                                  Amount               (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Southern Chester County, Pennsylvania
  Health and Higher Education Authority
  Mortgage Revenue - Jenner's Pond
  Retirement Community Project, 5.15%,
  Due 11/01/03:
  Series 1998                                    $7,500,000         $ 7,115,625
  Series 1999                                     4,500,000           4,269,375
                                                                 --------------
                                                                     32,654,187
PUERTO RICO 1.0%
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.10%, Due 4/01/04          2,572,380           2,559,518

SOUTH DAKOTA 0.5%
South Dakota EDFA EDR Refunding Pooled
  Loan Program - Technical Ordinance Project,
  5.75%, Due 4/01/07                              1,370,000           1,405,963

TENNESSEE 2.0%
Memphis, Tennessee Health, Educational and
  MFHR Facility Board Mortgage Refunding -
  Edgewater Terrace Apartments Project,
  7.375%, Due 1/20/27                             3,960,000           4,202,550
Tennessee Housing Development Agency -
  Homeownership Program Project, Zero %,
  Due 7/01/05                                     1,585,000           1,186,769
                                                                 --------------
                                                                      5,389,319
TEXAS 6.6%
Brazos, Texas Higher Education Authority,
  Inc. Student Loan Revenue Refunding, 5.95%,
  Due 6/01/02                                     3,005,000           3,076,369
Falcons Lair, Texas Utility and Reclamation
  District COP, 7.10%, Due 10/15/06               5,855,000           5,591,525
Farmers Branch, Texas IDC IDR - Thermalloy,
  Inc. Project, 6.475%, Due 4/24/01:
  Series A                                          235,000             235,588
  Series B                                          235,000             235,588
Harris County, Texas HFC MFHR - Bryant
  Development Project, 6.5625%, Due 9/01/05         504,629             510,306
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 5.75%, Due 8/15/01        930,000             925,350
Lancaster, Texas HFC MFHR - Intervest-
  Lancaster Project:
  6.30%, Due 6/15/04                              2,925,000           2,935,969
  6.956%, Due 6/15/04                               377,812             379,229
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project:
  5.875%, Due 10/01/03                              975,000             949,406
  6.375%, Due 10/01/11                            2,735,000           2,560,644
Robstown, Texas Combination Tax and Limited
  Pledge Revenue COP, 7.75%, Due 10/01/12
  (Pre-Refunding at $100 on 10/01/02)               490,000             524,300
                                                                 --------------
                                                                     17,924,274
UTAH 1.8%
Eagle Mountain, Utah Water and Sewer
  Revenue BAN, 5.375%, Due 9/01/01                4,910,000           4,854,762

WASHINGTON 0.5%
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project, 6.25%,
  Due 12/01/11                                    1,365,000           1,293,337

WISCONSIN 0.7%
Wisconsin Housing and EDA Home Ownership
  Revenue, 5.30%, Due 9/01/20                     2,000,000           1,985,000

-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $201,357,294)                           198,422,007
-------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 14.2%
ARIZONA 2.2%

Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster Village,
  Inc. Project:
  5.25%, Due 6/01/16 (Mandatory Put at $100
  on 6/01/04)                                    $3,300,000         $ 3,300,330
  6.00%, Due 6/01/17 (Putable at $100 and Rate
  Reset Effective 12/01/04)                       2,700,000           2,700,000
                                                                ---------------
                                                                      6,000,330
CALIFORNIA 0.7%
Sacramento County, California MFHR
  Refunding - Fairways II Apartments Project,
  5.35%, Due 8/01/25 (Mandatory Put at $100
  on 8/01/05)                                     1,895,000           1,909,213

GEORGIA 2.1%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR Refunding - Ford Factory
  Square Apartments Project, 6.00%, Due
  12/01/30 (Mandatory Put at $100 on 12/01/02)    5,655,000           5,584,312

MASSACHUSETTS 1.2%
Massachusetts Development Finance Agency
  First Mortgage Revenue - LaSell Village
  Project, 5.625%, Due 12/01/28 (Putable at
  $100 and Rate Reset Effective 12/01/03)         3,500,000           3,342,500

MISSOURI 0.5%
St. Louis County, Missouri IDA MFHR
  Refunding - Heatherbrook Gardens Project,
  5.10%, Due 3/01/05 (Mandatory Put at $100
  on 3/01/02)                                     1,280,000           1,273,600

NEW HAMPSHIRE 1.1%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)              3,000,000           2,943,750

SOUTH CAROLINA 0.9%
South Carolina Jobs - EDA EDR Refunding
  EXTRAS - Westminster Presbyterian Center,
  Inc. Project, 5.20%, Due 11/15/28 (Putable at
  $100 and Rate Reset Effective 11/15/03)         2,455,000           2,344,525

TEXAS 4.4%
Bexar County, Texas HFC MFHR - Park Ridge
  Apartments Project, 5.50%, Due 5/01/35
  (Mandatory Put at $100 on 5/01/03)              4,775,000           4,637,719
Northwest Trails Apartment Trust Pass-Thru
  Certificates, 5.25%, Due 4/01/13 (Mandatory
  Put at $100 on 10/01/01)                        7,425,000           7,350,750
                                                                 --------------
                                                                     11,988,469
VIRGINIA 1.1%
James City County, Virginia IDA Residential
  Care Facility First Mortgage Revenue -
  Williamsburg Landing, Inc. Project, 5.75%,
  Due 3/01/26 (Putable at $100 and Rate Reset
  Effective 9/01/01)                              3,000,000           2,992,500
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $38,780,750)                     38,379,199
-------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued) February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                      STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                  Amount            (Note 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 10.9%
MUNICIPAL BONDS 3.1%

CALIFORNIA 0.9%
California Health Facilities Financing
  Authority Hospital Revenue - Downey
  Community Hospital Project, 4.90%,
  Due 5/15/00                                     $2,325,000         $2,329,580

ILLINOIS 0.2%
Illinois DFA Solid Waste Disposal Revenue -
  Waste Management, Inc. Project, 7.125%,
  Due 1/01/01                                        640,000            645,606

IOWA 0.2%
Iowa Finance Authority Mortgage Revenue
  Refunding - Friendship Village Project,
  4.95%, Due 11/01/00                                650,000            647,329

OHIO 0.5%
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/00                                 650,000            650,429
  6.53%, Due 9/15/00                                 670,000            677,249
                                                                  -------------
                                                                      1,327,678
OREGON 0.8%
Hillsboro, Oregon Hospital Facility Authority
  Revenue and Advance Refunding - Tuality
  Healthcare Project, 4.80%, Due 10/01/00          2,020,000          2,022,202

TEXAS 0.1%
Farmers Branch, Texas IDC IDR - Thermalloy,
  Inc. Project, Series A, 6.475%, Due 4/24/00        215,000            215,538

WASHINGTON 0.4%
Washington Health Care Facilities Authority
  Revenue - Sisters of Providence Project,
  5.375%, Due 10/01/00                             1,200,000          1,207,920
                                                                      ---------
Total Municipal Bonds                                                 8,395,853
                                                                      ---------

VARIABLE RATE PUT BONDS 0.5%
MICHIGAN

Michigan HDA Limited Obligation Revenue -
  River Place Plaza Apartments Project, 5.50%,
  Due 6/01/18 (Mandatory Put at $100
  on 6/01/00)                                     1,315,000           1,313,790

ANNUAL VARIABLE RATE PUT BONDS 2.8%
Illinois 1.4%
Peoria County, Illinois Congregate Care
  Revenue - St. Francis Woods Project, 5.625%,
  Due 4/01/00                                     3,770,000           3,766,456

MISSOURI 1.4%
Jackson County, Missouri IDA MFHR - Pine
  Valley Apartments Project, 5.625%,
  Due 3/01/00                                     3,800,000           3,800,000
                                                                 --------------
Total Annual Variable Rate Put Bonds                                  7,566,456

DAILY VARIABLE RATE PUT BONDS 1.9%
DISTRICT OF COLUMBIA
District of Columbia Revenue - Medlantic
  Project, 4.95%, Due 3/01/00                     5,000,000           5,000,000

MUNICIPAL MONEY MARKET FUNDS 2.6%
MULTIPLE STATES

Strong Municipal Money Market Fund (d)           $7,150,000         $ 7,150,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $29,420,636)                      29,426,099
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $269,558,680) 98.6%           266,227,305
Other Assets and Liabilities, Net 1.4%                                3,730,036
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $269,957,341
===============================================================================


LEGEND
-------------------------------------------------------------------------------
(a)Short-term investments include any security which has a remaining maturity of less than one year.
(b)All or a portion of security is when-issued.
(c)All or a portion of security is pledged to cover margin requirements for futures contracts.
(d)Affiliated issuer (see Note 7 of Notes to Financial Statements).

Maturity date represents actual maturity or the longer of the next put date or interest adjustment date

Percentages are stated as a percent of net assets.

ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN    -- Bond Anticipation Notes
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

24
                        See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
February 29, 2000 (Unaudited)

                                                                            (In Thousands, Except Per Share Amounts)

                                                                 STRONG HIGH-YIELD   STRONG    STRONG SHORT-TERM  STRONG SHORT-TERM
                                                                  MUNICIPAL BOND    MUNICIPAL     HIGH YIELD        MUNICIPAL BOND
                                                                       FUND         BOND FUND   MUNICIPAL FUND           FUND
                                                                  ---------------  ------------ -----------------  ----------------
ASSETS:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $495,337, $308,881,
     $122,296 and $262,409, respectively)                             $437,903      $279,282        $116,046          $259,077
     Affiliated Issuers (Cost of $17,200, $8,200,
     $3,000 and $7,150, respectively)                                   17,200         8,200           3,000             7,150
   Receivable for Securities Sold                                          245         3,818              --                --
   Receivable for Fund Shares Sold                                          10            --           2,025                88
   Interest and Dividends Receivable                                     9,308         4,271           1,975             4,727
   Other Assets                                                            163            80             222                50
                                                                      --------      --------        --------         ---------
   Total Assets                                                        464,829       295,651         123,268           271,092

LIABILITIES:
   Payable for Securities Purchased                                         --        13,749              --                --
   Payable for Fund Shares Redeemed                                         62           116              --                42
   Dividends Payable                                                     2,354         1,260             503             1,014
   Accrued Operating Expenses and Other Liabilities                         63           110              16                79
                                                                      --------      --------        --------          --------
   Total Liabilities                                                     2,479        15,235             519             1,135
                                                                      --------      --------        --------          --------
NET ASSETS                                                            $462,350      $280,416        $122,749          $269,957
                                                                      ========      ========        ========          ========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                      $532,950      $341,887        $130,999          $288,804
   Accumulated Net Realized Loss                                       (12,930)      (31,873)         (1,890)          (15,516)
   Net Unrealized Depreciation                                         (57,670)      (29,598)         (6,360)           (3,331)
                                                                      --------      --------        --------          --------
   Net Assets                                                         $462,350      $280,416        $122,749          $269,957
                                                                      ========      ========        ========          ========
Capital Shares Outstanding (Unlimited Number Authorized)                51,848        32,452          12,742            28,184

NET ASSET VALUE PER SHARE                                                $8.92         $8.64           $9.63             $9.58
                                                                      ========      ========        ========          ========


                                                                              25

                        See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended February 29, 2000 (Unaudited)

                                                                                         (In Thousands)

                                                            STRONG HIGH-YIELD    STRONG      STRONG SHORT-TERM  STRONG SHORT-TERM
                                                            MUNICIPAL BOND    MUNICIPAL BOND     HIGH YIELD      MUNICIPAL BOND
                                                                FUND              FUND        MUNICIPAL FUND         FUND
                                                            ----------------  -------------- -----------------  -----------------
INCOME:
   Interest                                                     $18,828           $10,240        $4,274             $7,856
   Dividends - Unaffiliated Issuers                                  --                 6            --                 --
   Dividends - Affiliated Issuers                                   234                95            80                217
                                                                -------           -------        ------             ------
   Total Income                                                  19,062            10,341         4,354              8,073

EXPENSES:
   Investment Advisory Fees                                       1,611               973           446                729
   Custodian Fees                                                    14                 7             4                  7
   Shareholder Servicing Costs                                      224               174            35                 99
   Other                                                            113                95            43                 64
                                                                -------           -------       -------            -------
   Total Expenses before Waivers, Absorptions and
     Fees Paid Indirectly by Advisor                              1,962             1,249           528                899
   Voluntary Expense Waivers and Absorptions by Advisor              --                --           (84)                --
   Fees Paid Indirectly by Advisor (Note 3)                          (3)               (3)           --                 --
                                                                -------           -------       -------            -------
   Expenses, Net                                                  1,959             1,246           444                899
                                                                -------           -------       -------            -------
NET INVESTMENT INCOME                                            17,103             9,095         3,910              7,174
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                 (8,589)           (4,273)       (2,199)              (352)
     Futures Contracts                                            1,184                --           465                 21
                                                                -------           -------       -------            -------
     Net Realized Loss                                           (7,405)           (4,273)       (1,734)              (331)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                (44,197)          (22,921)       (3,842)            (5,418)
     Futures Contracts                                              193                --            59                 --
                                                                -------           -------       -------            -------
     Net Change in Unrealized Appreciation/Depreciation         (44,004)          (22,921)       (3,783)            (5,418)
                                                                -------           -------       -------            -------
NET LOSS ON INVESTMENTS                                         (51,409)          (27,194)       (5,517)            (5,749)
                                                                -------           -------       -------            -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                   ($34,306)         ($18,099)      ($1,607)            $1,425
                                                                =======           =======        ======             ======



26
                        See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        (In Thousands)

                                                                 STRONG HIGH-YIELD MUNICIPAL
                                                                       BOND FUND                    STRONG MUNICIPAL BOND FUND
                                                            ---------------------------------    ----------------------------------
                                                            Six Months Ended    Year Ended       Six Months Ended     Year Ended
                                                              Feb. 29, 2000    Aug. 31, 1999       Feb. 29, 2000     Aug. 31, 1999
                                                            ----------------   --------------    ----------------    --------------
                                                              (Unaudited)                          (Unaudited)
OPERATIONS:
   Net Investment Income                                       $ 17,103          $ 38,005            $  9,095          $ 19,010
   Net Realized Gain (Loss)                                      (7,405)           (3,099)             (4,273)            1,016
   Net Change in Unrealized Appreciation/Depreciation           (44,004)          (42,223)            (22,921)          (25,676)
                                                               --------          --------            --------          --------
   Net Decrease in Net Assets Resulting from Operations         (34,306)           (7,317)            (18,099)           (5,650)

DISTRIBUTIONS:
   From Net Investment Income                                   (17,103)          (38,005)             (9,095)         (19,010)
   From Net Realized Gains                                           --            (3,100)                 --               --
                                                               --------          --------            --------         --------
   Total Distributions                                          (17,103)          (41,105)             (9,095)         (19,010)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                    125,097           502,307              60,662          275,238
   Proceeds from Reinvestment of Distributions                   13,656            31,469               7,576           14,881
   Payment for Shares Redeemed                                 (260,372)         (517,242)           (130,840)        (182,161)
                                                               --------          --------            --------         --------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                (121,619)           16,534             (62,602)         107,958
                                                               --------          --------            --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (173,028)          (31,888)            (89,796)          83,298
NET ASSETS:
   Beginning of Period                                          635,378           667,266             370,212          286,914
                                                               --------          --------            --------         --------
   End of Period                                               $462,350          $635,378            $280,416         $370,212
                                                               ========          ========            ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                          13,421            48,707               6,749           27,799
   Issued in Reinvestment of Distributions                        1,450             3,057                 839            1,507
   Redeemed                                                     (27,911)          (50,294)            (14,667)         (18,591)
                                                               --------          --------            --------         --------
   Net Increase (Decrease) in Shares of the Fund                (13,040)            1,470              (7,079)          10,715
                                                               ========          ========            ========         ========




                                                                              27
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                        (In Thousands)

                                                                 STRONG SHORT-TERM HIGH YIELD       STRONG SHORT-TERM MUNICIPAL
                                                                    MUNICIPAL FUND                           BOND FUND
                                                             ----------------------------------    --------------------------------
                                                             Six Months Ended     Year Ended       Six Months Ended    Year Ended
                                                               Feb. 29, 2000     Aug. 31, 1999       Feb. 29, 2000    Aug. 31, 1999
                                                             ----------------    --------------    ----------------   -------------
                                                               (Unaudited)                           (Unaudited)
OPERATIONS:
    Net Investment Income                                       $  3,910           $  7,483            $  7,174         $ 13,391
    Net Realized Loss                                             (1,734)               (73)               (331)          (2,632)
    Net Change in Unrealized
     Appreciation/Depreciation                                    (3,783)            (3,120)             (5,418)          (4,117)
                                                                --------           --------            --------         --------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                                    (1,607)             4,290               1,425            6,642

DISTRIBUTIONS FROM NET INVESTMENT INCOME                          (3,910)           ( 7,483)             (7,176)         (13,391)
CAPITAL SHARE TRANSACTIONS:
    Proceeds from Shares Sold                                     53,637            210,900              69,346          277,898
    Proceeds from Reinvestment of Distributions                    3,392              5,751               6,388           11,311
    Payment for Shares Redeemed                                 (110,460)          (132,398)           (124,765)        (168,516)
                                                                --------           --------            --------         --------
    Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                  (53,431)            84,253             (49,031)         120,693
                                                                --------           --------            --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (58,948)            81,060             (54,782)         113,944
NET ASSETS:
    Beginning of Period                                          181,697            100,637             324,739          210,795
                                                                --------           --------            --------         --------
    End of Period                                               $122,749           $181,697            $269,957         $324,739
                                                                ========           ========            ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
    Sold                                                           5,466            20,836               7,178           27,952
    Issued in Reinvestment of Distributions                          344               568                 660            1,137
    Redeemed                                                     (11,259)          (13,107)            (12,932)         (17,005)
                                                                --------          --------            --------         --------
    Net Increase (Decrease) in Shares of the Fund                 (5,449)            8,297              (5,094)          12,084
                                                                ========           ========            ========         ========


28
                             See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
February 29, 2000 (Unaudited)

1.   ORGANIZATION

     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -   Strong High-Yield Municipal Bond Fund, Inc. (1)
     -   Strong Municipal Bond Fund, Inc. (1)
     - Strong Short-Term High Yield Municipal Fund (a series of Strong Municipal Funds, Inc.(1))
     -   Strong Short-Term Municipal Bond Fund, Inc. (1)

     (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at February 29, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

         Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day the net asset value is calculated except bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

--------------------------------------------------------------------------------
February 29, 2000 (Unaudited)

     (H) Expense Offset Arrangements -- Certain Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Funds that maintain compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. During the six months ended February 29, 2000, there were no amounts paid through expense offset arrangements for the Funds.

3.   RELATED PARTY TRANSACTIONS

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of average daily net assets: Strong Short-Term Municipal Bond Fund 0.50%, Strong Municipal Bond Fund, Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund 0.60%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended February 29, 2000, is as follows:

                                                                           Shareholder Servicing   Transfer Agency     Unaffiliated
                                                   Payable to Advisor at      and Other Expenses        Banking          Directors'
                                                     February 29, 2000         Paid to Advisor     Charges/(Credits)        Fees
                                                  ----------------------  ----------------------- ------------------- --------------
     STRONG HIGH-YIELD MUNICIPAL BOND FUND                $16,457                 $223,967              ($2,625)          $9,593
     STRONG MUNICIPAL BOND FUND                             5,613                  173,865               (2,556)           6,169
     STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND            6,328                   34,716                1,341            2,726
     STRONG SHORT-TERM MUNICIPAL BOND FUND                  6,356                   98,665                6,156            5,525

4.   LINE OF CREDIT

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At February 29, 2000, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended February 29, 2000, were as follows:

                                                                Purchases              Sales
                                                              -------------      ----------------
     STRONG HIGH-YIELD MUNICIPAL BOND FUND                     $42,391,219         $158,257,152
     STRONG MUNICIPAL BOND FUND                                         --           69,716,915
     STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND                 1,000,000           53,888,916
     STRONG SHORT-TERM MUNICIPAL BOND FUND                       2,699,900           65,896,316

     There were no purchases or sales of long-term government securities during the six months ended February 29, 2000.

--------------------------------------------------------------------------------

6.   INCOME TAX INFORMATION

     At February 29, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                                     at February 29, 2000                         at August 31, 1999
                                                 ---------------------------------------------------------------  ------------------
                                                  Federal Tax     Unrealized      Unrealized          Net            Capital Loss
                                                      Cost       Appreciation    Depreciation     Depreciation        Carryovers
                                                 -------------  --------------  --------------  ----------------    --------------
     STRONG HIGH-YIELD MUNICIPAL BOND FUND        $512,559,818     $4,599,586     $62,056,285       $57,456,699       $        --
     STRONG MUNICIPAL BOND FUND                    317,080,600      1,544,413      31,142,716        29,598,303        27,596,278
     STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND   125,295,683        113,936       6,363,930         6,249,994           324,695
     STRONG SHORT-TERM MUNICIPAL BOND FUND         269,580,485      1,103,122       4,456,302         3,353,180        15,184,074

7.   INVESTMENTS IN AFFILIATES

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended February 29, 2000 is as follows:

                                                   Balance of                                Balance of                Dividend
                                                     Shares         Gross      Gross Sales     Shares      Value        Income
                                                      Held        Purchases       and           Held      Feb. 29,  Sept. 1, 1999 -
                                                 Sept. 1, 1999  and Additions   Reductions  Feb. 29, 2000   2000     Feb. 29, 2000
                                                 -------------  -------------  -----------  ------------- --------  ---------------
     STRONG HIGH-YIELD MUNICIPAL BOND FUND
     -------------------------------------
     Strong Municipal Money Market Fund            39,100,000     91,500,000   113,400,000   17,200,000  $17,200,000     $233,916

     STRONG MUNICIPAL BOND FUND
     --------------------------
     Strong Municipal Money Market Fund             6,500,000     55,500,000    53,800,000    8,200,000    8,200,000       95,253

     STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
     -------------------------------------------
     Strong Municipal Money Market Fund             9,500,000     41,000,000    47,500,000    3,000,000    3,000,000       79,767

     STRONG SHORT-TERM MUNICIPAL BOND FUND
     -------------------------------------
     Strong Municipal Money Market Fund            10,000,000     52,800,000    55,650,000    7,150,000    7,150,000      217,185

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                              Period Ended
                                                                  ------------------------------------------------------------------
                                                                     Feb. 29, Aug. 31, Aug. 31, Aug. 31, Aug. 31,  Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                            2000(c)   1999     1998     1997    1996(d)   1995      1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 9.79   $ 10.52  $ 10.09  $  9.45  $  9.91   $  9.29  $ 10.10
Income From Investment Operations:
  Net Investment Income                                                0.29      0.58     0.59     0.61     0.44      0.69     0.71
  Net Realized and Unrealized Gains (Losses) on Investments           (0.87)    (0.68)    0.45     0.64    (0.46)     0.62    (0.81)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    (0.58)    (0.10)    1.04     1.25    (0.02)     1.31    (0.10)
Less Distributions:
  From Net Investment Income(b)                                       (0.29)    (0.58)   (0.59)   (0.61)   (0.44)    (0.69)   (0.71)
  From Net Realized Gains                                                --     (0.05)   (0.02)      --       --        --       --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.29)    (0.63)   (0.61)   (0.61)   (0.44)    (0.69)   (0.71)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 8.92   $  9.79  $ 10.52  $ 10.09  $  9.45   $  9.91  $  9.29
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                          -6.0%     -1.1%   +10.5%   +13.6%    -0.1%    +14.6%    -1.0%
 Net Assets, End of Period (In Millions)                             $  462   $   635  $   667  $   361  $   238   $   267  $   108
 Ratio of Expenses to Average Net Assets Without Waivers,
  Absorptions and Fees Paid Indirectly by Advisor                       0.7%*     0.7%     0.7%     0.7%     0.7%*     0.8%     0.8%
 Ratio of Expenses to Average Net Assets                                0.7%*     0.7%     0.7%     0.7%     0.7%*     0.4%     0.0%
 Ratio of Net Investment Income to Average Net Assets                   6.2%*     5.7%     5.7%     6.2%     6.9%*     7.1%     7.5%
 Portfolio Turnover Rate                                                8.0%     52.5%    66.5%    92.1%   106.8%    113.8%   198.1%




STRONG MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                              Period Ended
                                                                  ------------------------------------------------------------------
                                                                     Feb. 29, Aug. 31, Aug. 31, Aug. 31, Aug. 31,  Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                            2000(c)    1999     1998     1997    1996(d)    1995     1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 9.37   $  9.96  $ 9.52   $  8.99  $  9.52   $  9.23  $ 10.25
Income From Investment Operations:
  Net Investment Income                                                0.25      0.51    0.51      0.50     0.33      0.52     0.56
  Net Realized and Unrealized Gains (Losses) on Investments           (0.73)    (0.59)   0.44      0.53    (0.53)     0.51    (1.02)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    (0.48)    (0.08)   0.95      1.03    (0.20)     1.03    (0.46)
Less Distributions:
  From Net Investment Income(b)                                       (0.25)    (0.51)  (0.51)    (0.50)   (0.33)    (0.54)   (0.56)
  In Excess of Net Investment Income                                     --        --      --        --       --     (0.20)      --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.25)    (0.51)  (0.51)    (0.50)   (0.33)    (0.74)   (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  8.64   $  9.37  $ 9.96   $  9.52  $  8.99   $  9.52  $  9.23
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         -5.2%     -1.0%  +10.1%    +11.8%    -2.1%    +11.4%    -4.6%
  Net Assets, End of Period (In Millions)                           $   280   $   370  $  287   $   232  $   247   $   247  $   280
  Ratio of Expenses to Average Net Assets without Fees Paid
   Indirectly by Advisor                                                0.8%*     0.7%    0.7%      0.8%     0.8%*     0.8%     0.8%
  Ratio of Expenses to Average Net Assets                               0.8%*     0.7%    0.7%      0.8%     0.8%*     0.8%     0.8%
  Ratio of Net Investment Income to Average Net Assets                  5.5%*     5.1%    5.2%      5.4%     5.4%*     5.4%     5.8%
  Portfolio Turnover Rate                                               0.0%     22.4%   58.5%     85.0%   172.9%    513.8%   311.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the six months ended February 29, 2000 (unaudited).
(d) In 1996, the Fund changed its fiscal year-end from December to August.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                                                       ---------------------------------
                                                                          Feb. 29,   Aug. 31,  Aug. 31,
Selected Per-Share Data (a)                                                2000 (c)   1999      1998 (d)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $  9.99    $ 10.17   $ 10.00
Income From Investment Operations:
   Net Investment Income                                                     0.25       0.50      0.37
   Net Realized and Unrealized Gains (Losses) on Investments                (0.36)     (0.18)     0.17
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         (0.11)      0.32      0.54
Less Distributions:
   From Net Investment Income (b)                                           (0.25)     (0.50)    (0.37)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.25)     (0.50)    (0.37)
Net Asset Value, End of Period                                             $ 9.63    $  9.99   $ 10.17
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                               -1.1%      +3.2%     +5.5%
  Net Assets, End of Period (In Millions)                                    $123       $182      $101
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions     0.7%*      0.7%      1.0%*
  Ratio of Expenses to Average Net Assets                                     0.6%*      0.4%      0.4%*
  Ratio of Net Investment Income to Average Net Assets                        5.1%*      4.9%      5.0%*
  Portfolio Turnover Rate                                                     0.7%      22.7%      8.1%



STRONG SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                           Period Ended
                                                              ----------------------------------------------------------------------
                                                                Feb. 29,  Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Dec. 31, Dec. 31,
Selected Per-Share Data (a)                                      2000(c)   1999      1998      1997      1996(e)   1995     1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $9.76     $9.95     $9.82     $9.67     $9.77     $9.73    $10.36
Income From Investment Operations:
   Net Investment Income                                          0.23      0.47      0.48      0.49      0.33      0.47      0.45
   Net Realized and Unrealized Gains (Losses) on Investments     (0.18)    (0.19)     0.13      0.15     (0.10)     0.04     (0.62)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               0.05      0.28      0.61      0.64      0.23      0.51     (0.17)
Less Distributions:
   From Net Investment Income (b)                                (0.23)    (0.47)    (0.48)    (0.49)    (0.33)    (0.47)    (0.45)
   From Net Realized Gains                                          --        --        --        --        --        --     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (0.23)    (0.47)    (0.48)    (0.49)    (0.33)    (0.47)    (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $9.58     $9.76     $9.95     $9.82     $9.67     $9.77    $ 9.73
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +0.5%     +2.8%     +6.3%     +6.7%     +2.4%     +5.4%     -1.6%
  Net Assets, End of Period (In Millions)                         $270      $325      $211      $165      $136      $133      $161
  Ratio of Expenses to Average Net Assets                          0.6%*     0.6%      0.6%      0.7%      0.7%*     0.8%      0.7%
  Ratio of Net Investment Income to Average Net Assets             4.7%*     4.7%      4.8%      5.0%      5.1%*     4.8%      4.5%
  Portfolio Turnover Rate                                          1.0%     22.7%     15.7%     26.2%     38.0%    226.8%    273.2%



 * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) Tax-exempt for regular federal income tax purposes.
 (c) For the six months ended February 29, 2000 (unaudited).
 (d) For the period from November 30, 1997 (inception) to August 31, 1998.
 (e) In 1996, the Fund changed its fiscal year-end from December to August.

                                                                              33
                       See Notes to Financial Statements.

NOTES
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34

NOTES
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                                                                              35

NOTES
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36

                                    DIRECTORS

                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky



                                    OFFICERS

                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER



                               INVESTMENT ADVISOR

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                                   DISTRIBUTOR

                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                                    CUSTODIAN

                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201



                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202



                                  LEGAL COUNSEL

                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments Inc., RT2375-0300






To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.eStrong.com


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STRONG INVESTMENTS
P.O. Box 2936
Milwaukee, Wisconsin 53201

                                                                           SMUNI